   As filed with the Securities and Exchange Commission on December 22, 2004

   Investment Company Act File No. 811-1911; Securities Act File No. 2-34215

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       POST-EFFECTIVE AMENDMENT No. 83 [X]

                                     and/or
         REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 63 [X]

                              Schroder Capital Funds (Delaware)
                  875 Third Avenue, 22nd Floor, New York, New York 10022
                                 (212) 641-3800

                             Carin F. Muhlbaum, Esq.
                Schroder Investment Management North America Inc.
                         875 Third Avenue, 22nd Floor,
                            New York, New York 10022

                                   Copies to:

                            Timothy W. Diggins, Esq.
                                Ropes & Gray LLP
                             One International Place
                        Boston, Massachusetts 02110-2624

 It is proposed that this filing will become effective (check appropriate box):

 [_]  Immediately upon filing pursuant   [_]  On (date) pursuant to
      to paragraph (b)                        paragraph (b)

 [_]  60 days after filing pursuant      [X]  On March 1, 2005 pursuant to
      to paragraph (a)(1)                     paragraph (a)(1)

 [_]  75 days after filing pursuant      [_]  On (date) pursuant to paragraph
      to paragraph (a)(2)                     (a)(2) of Rule 485.
If appropriate, check the following box:

 [_]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC As soon as practicable after this registration statement becomes effective.

[LOGO OMITTED]Schroders

PROSPECTUS
MARCH 1, 2005

SCHRODER INTERNATIONAL FUND
SCHRODER U.S. LARGE CAP EQUITY FUND
SCHRODER U.S. OPPORTUNITIES FUND

Investor Shares

This Prospectus describes three mutual funds offered by Schroder Capital Funds
(Delaware) ( the "Trust"). Schroder Investment Management North America Inc.
("Schroders") manages the Funds.

      SCHRODER INTERNATIONAL FUND seeks long-term capital appreciation through investment in securities markets outside the United States.

     SCHRODER U.S. LARGE CAP EQUITY FUND seeks growth of capital. The Fund invests principally in equity securities of companies in the United States.

     SCHRODER U.S. OPPORTUNITIES FUND seeks capital appreciation. The Fund invests in equity securities of companies in the United States with market capitalizations of $2.2 billion or less.

You can call the Schroder Mutual Funds at (800) 464-3108 to find out more about these Funds and other funds in the Schroder family.

This Prospectus explains what you should know about the Funds before you invest.
Please read it carefully.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                                      -1-

PRIVACY STATEMENT...........................................................A
ACCOUNT APPLICATION.........................................................B

                                      -2-

SUMMARY INFORMATION

The Funds offered by Schroder Capital Funds (Delaware) provide a broad range of investment choices. This summary identifies each Fund's investment objective, principal investment strategies, and principal risks.

The summary for each Fund includes a bar chart that shows how the investment returns of that Fund's Investor Shares have varied from year to year by setting forth returns for each of its last ten full calendar years of operation (or for each of its full calendar years since the Fund commenced operations, if shorter). The table following each bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years or the life of the Fund (as applicable), compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in a Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on investments in the Funds.
References in any of the discussions of the Funds' investment policies below to
80% of a Fund's "net assets" refer to that percentage of the aggregate of the
Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.

SCHRODER INTERNATIONAL FUND

o     INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

o     PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of companies domiciled outside of the
United States, and will normally invest in securities of companies domiciled in at least three countries other than the United States. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East.

The Fund invests in issuers that Schroders believes offer the potential for capital growth. In identifying candidates for investment, Schroders considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. The Fund generally sells securities when
Schroders believes they are fully priced or when significantly more attractive investment candidates become available.

The Fund also may do the following:

      o   Invest in securities of issuers domiciled or doing business in
          "emerging market" countries.

      o   Invest in securities of closed-end investment companies that invest primarily in foreign securities.

o     PRINCIPAL RISKS.

      o   FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

      o   EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroders, due to factors that adversely affect markets generally or particular companies in the portfolio.

                                      -3-

      o   GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the
          Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the
          Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

      o   EMERGING MARKETS. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid.
          Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

SCHRODER INTERNATIONAL FUND - INVESTOR SHARES

[BAR GRAPH TO BE INSERTED BY AMENDMENT.]

During the periods shown above, the highest quarterly return was [   ]% for the
quarter ended [     ], and the lowest was -[   ]% for the quarter ended [     ].

AVERAGE ANNUAL TOTAL RETURNS+
(FOR THE PERIOD ENDED DECEMBER 31, 2004) [TO BE PROVIDED BY AMENDMENT]

----------------------------------------------------------------------------------------------------------------------
                                                     One Year                Five Years              Ten Years
----------------------------------------------------------------------------------------------------------------------

Schroder International Fund
----------------------------------------------------------------------------------------------------------------------
Return Before Taxes
----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions (1)
----------------------------------------------------------------------------------------------------------------------
Return  After  Taxes  on  Distributions  and
   Sale of Fund Shares (1)
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley  Capital  International  EAFE
Index (2)  (reflects no deduction  for fees,
expenses or taxes)
----------------------------------------------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East, and reflects dividends net of non-recoverable withholding tax.

+ The current portfolio management team primarily responsible for making investment decisions for the Fund assumed this responsibility effective March
2004. The performance results shown in the bar chart and table above for periods prior to such date were achieved by the Fund under different lead portfolio managers.

                                      -4-

SCHRODER U.S. LARGE CAP EQUITY FUND

o     INVESTMENT OBJECTIVE. To seek growth of capital.

o     PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies in the
United States. Currently, Schroders considers large capitalization companies to be companies with market capitalizations of more than $5 billion measured at the time of investment. The Fund may invest the remainder of its assets in other categories of equity securities, including equity securities of companies with small or medium market capitalizations, which tend to be more vulnerable to adverse developments than larger companies. See "Risks of Smaller Capitalization
Companies" under "Principal Risks of Investing in the Funds," below. The Fund invests in a variety of equity securities including common and preferred stocks and warrants to purchase common and preferred stocks.

The Fund may invest in companies that Schroders believes offer the potential for capital growth. For example, the Fund may invest in companies whose earnings are believed to be in a relatively strong growth trend, companies with a proprietary advantage, or companies that are in industry segments that are experiencing rapid growth. The Fund also may invest in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in relatively less well-known companies that meet any of these characteristics or other characteristics identified by
Schroders.

o     PRINCIPAL RISK.

      o   EQUITY SECURITIES. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by
          Schroders, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.

SCHRODER U.S. LARGE CAP EQUITY FUND

[BAR GRAPH TO BE PROVIDED BY AMENDMENT.]

During the periods shown above, the highest quarterly return was [   ]% for the
quarter ended [      ], and the lowest was -[    ]% for the quarter ended [   ].

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED DECEMBER 31, 2004) [TO BE PROVIDED BY AMENDMENT]

----------------------------------------------------------------------------------------------------------------------
                                                     One Year                Five Years              Ten Years
----------------------------------------------------------------------------------------------------------------------

Schroder U.S. Large Cap Equity Fund

----------------------------------------------------------------------------------------------------------------------
Return Before Taxes
----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions (1)
----------------------------------------------------------------------------------------------------------------------
Return  After  Taxes  on  Distributions  and
   Sale of Fund Shares (1)
----------------------------------------------------------------------------------------------------------------------
Standard  & Poor's  500 Index (2)  (reflects
no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                      -5-

(2) The Standard & Poor's 500 Index is a market value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

SCHRODER U.S. OPPORTUNITIES FUND

o     INVESTMENT OBJECTIVE. To seek capital appreciation.

o     PRINCIPAL INVESTMENT STRATEGIES. In selecting investments for the Fund,
Schroders seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

Under current market conditions, the Fund expects to invest primarily in equity securities of companies in the United States that have market capitalizations of
$2.2 billion or less measured at the time of investment, including equity securities of companies with market capitalizations of $500 million or less
(sometimes referred to as "micro-cap" companies). However, the Fund may invest any portion of its assets in equity securities of larger companies and in debt securities, if Schroders believes they offer the potential for capital appreciation. The Fund may also invest in securities of companies outside the
United States, although the Fund will normally invest at least 80% of its net assets in securities of companies Schroders considers to be located in the
United States.

o     PRINCIPAL RISKS.

      o   SMALL COMPANIES. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro cap companies; these investments tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

      o   EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroders, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.

      o   INITIAL PUBLIC OFFERINGS (IPOS). The Fund may purchase securities of companies in initial public offerings of their securities. Such investments are subject generally to the risks described above under
          "Small Companies." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities.
          The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

SCHRODER U.S. OPPORTUNITIES FUND - INVESTOR SHARES

[BAR GRAPH TO BE INSERTED BY AMENDMENT.]

During the periods shown above, the highest quarterly return was [   ]% for the
quarter ended [    ] and the lowest was [  ]% for the quarter ended [     ].

                                      -6-

AVERAGE ANNUAL TOTAL RETURNS+
(FOR THE PERIOD ENDED DECEMBER 31, 2004) [TO BE PROVIDED BY AMENDMENT]
----------------------------------------------------------------------------------------------------------------------
                                                     One Year                Five Years              Ten Years

----------------------------------------------------------------------------------------------------------------------

Schroder U.S. Opportunities Fund
----------------------------------------------------------------------------------------------------------------------
Return Before Taxes
----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions (1)
----------------------------------------------------------------------------------------------------------------------
Return  After  Taxes  on  Distributions  and
   Sale of Fund Shares (1)
----------------------------------------------------------------------------------------------------------------------
Russell   2000   Index  (2)   (reflects   no
deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

+ The current portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 1, 2003.
The performance results shown in the bar chart and table above for periods prior to January 1, 2003 were achieved by the Fund under a different portfolio manager.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
INVESTOR SHARES OF THE FUNDS.

SHAREHOLDER FEES (paid directly from your investment):

     Maximum Sales Load Imposed on Purchases........................... None
     Maximum Deferred Sales Load....................................... None
     Maximum Sales Load Imposed on Reinvested Dividends................ None
     Redemption Fee.................................................... 2.00%(1)
     Exchange Fee...................................................... None

(1) Shares of each Fund held for two months or less are subject to a redemption fee of 2.00%. In the case of Schroder U.S. Large Cap Equity Fund and Schroder
U.S. Opportunities Fund the fee applies only to shares purchased on or after May
1, 2004.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                    SCHRODER INTERNATIONAL     SCHRODER U.S LARGE       SCHRODER U.S.
                                            FUND                CAP EQUITY FUND      OPPORTUNITIES FUND
                                    ----------------------     ------------------    ------------------

Management Fees(1)..................        0.73%                     0.75%                  0.75%
Distribution (12b-1) Fees...........        None                      None                   None
Other Expenses......................
Total Annual Fund Operating Expenses
Less:  Fee Waiver and/or
    Expense Limitation(2)    .......       (2.02)%                   (1.56)%                (0.25)%
Net Expenses (2)....................        1.25%                     2.00%                  2.00%

                                      -7-

(1) Management Fees for each Fund include all fees payable to Schroders and its affiliates for investment advisory and fund administration services. The Funds also pay administrative or sub-administrative fees directly to SEI Investments
Global Fund Services, and those fees are included under "Other Expenses".

(2) The Net Expenses shown for the Funds reflect the effect of contractually imposed Fee Waivers and/or Expense Limitations, in effect through October 31,
2005, on the Total Annual Fund Operating Expenses of the Funds. In order to limit the Funds' expenses, Schroders is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until
October 31, 2005 to the extent the total operating expenses of a Fund exceed the following annual rates (based on the average daily net assets of the Fund taken separately): Schroder International Fund -- 1.25%; Schroder U.S. Large Cap
Equity Fund -- 2.00% and Schroder U.S. Opportunities Fund -- 2.00%. In addition,
Schroders has separately contractually agreed that the advisory fees paid to it by Schroder International Fund through October 31, 2005 will be limited to 0.45%
of the Fund's average daily net assets.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the
Fund's Total Annual Fund Operating Expenses shown on the previous page. Your actual costs may be higher or lower. Based on these assumptions, your costs would be: [TO BE PROVIDED BY AMENDMENT]

----------------------------------------------------------------------------------------------------------------------
                          1 YEAR                 3 YEARS                 5 YEARS                10 YEARS
----------------------------------------------------------------------------------------------------------------------

Schroder
International Fund *
----------------------------------------------------------------------------------------------------------------------
Schroder U.S. Large
Cap Equity Fund *
----------------------------------------------------------------------------------------------------------------------
Schroder U.S.
Opportunities Fund *
----------------------------------------------------------------------------------------------------------------------

[* Assuming for all periods that the operating expenses of the Funds remain the same as Net Expenses set forth on the previous page, based on the other assumptions described above, your costs would be as follows for 1 year, 3 years,
5 years, and 10 years, respectively:

    Schroder International Fund --
    Schroder U.S. Large Cap Equity Fund --
    Schroder U.S. Opportunities Fund --] [TO BE PROVIDED BY AMENDMENT]

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A Fund may not achieve its objective in all circumstances. The following provides more detail about the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its total return or yield. It is possible to lose money by investing in the Funds.

o     FOREIGN SECURITIES AND CURRENCIES. Except as otherwise noted in this
Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities. Schroder International Fund invests substantial portions of its assets in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and

                                      -8-

diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the
U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S.
dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

In addition to securities traded principally in securities markets outside the
United States and securities denominated in foreign currencies, the Funds may invest in American Depository Receipts (ADRs). ADRs generally are U.S.
dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States. Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

Special tax considerations apply to foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, Schroders considers the likely impact of foreign taxes on the net yield available to the
Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United
States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid.

o     EMERGING MARKET SECURITIES.   Schroder International Fund may invest in
"emerging market" securities.

Investing in emerging market securities imposes risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market capitalization of

                                      -9-

securities markets, which may suffer periods of relative illiquidity;
significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a
Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.
Such a delay could result in possible liability to a purchaser of the security.

o     FIXED-INCOME SECURITIES. To varying extents, all of the Funds may invest in fixed-income securities. Fixed-income securities are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest.

Market (Interest Rate) Risk. Market risk associated with an investment by a Fund in fixed-income securities relates to the possibility that interest rates will rise or fall in ways not anticipated by Schroders. Changes in the market values of fixed-income securities are largely an inverse function of changes in the current level of interest rates. During periods of falling interest rates, the values of fixed-income securities generally rise. During periods of rising interest rates, the values of fixed-income securities generally decline.
Fluctuations in the market value of a Fund's fixed-income securities generally will not affect interest income on securities already held by the Fund, but will be reflected in the Fund's net asset value.

Credit Risk. Credit risk associated with fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. Fixed-income securities held by a Fund are subject to some degree of risk that the issuers of the securities will have their credit ratings downgraded or will default. Nearly all fixed-income securities are subject to some credit risk, whether the issuers of the securities are corporations, states, local governments, or foreign governments. Even certain U.S. Government securities are subject to credit risk. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Schroders will monitor the investment to determine whether keeping the security will help to achieve the Fund's investment objective.

o     HIGH-YIELD/JUNK BONDS. To varying extents, all of the Funds may invest in securities rated below investment grade, also known as "junk bonds", which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's
Investors Service, Inc. or Standard & Poor's Rating Services (or, if they are unrated, determined by Schroders to be of comparable quality). See the Statement of Additional Information for the Funds for further descriptions of securities ratings assigned by Moody's and Standard and Poor's. Junk bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Their below investment grade rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the prices of those investments will usually be more volatile and are likely to fall. A default or expected default of an issuer could also make it difficult for a Fund to sell the investments at prices approximating the values it had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for a Fund to buy or sell certain debt instruments or to establish their fair values. Securities rated below investment grade may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. A Fund may have to participate in legal proceedings or take possession of

                                      -10-

and manage assets that secure the issuer's obligations. This could increase a
Fund's operating expenses and decrease its net asset value. To the extent that a
Fund holds below investment grade debt securities, the Fund's success in meeting its investment objective may depend more on Schroders' credit analysis of the issuer than if the Fund held exclusively investment grade securities.

o     DERIVATIVE INSTRUMENTS. To the extent permitted by a Fund's investment policies as set forth in this Prospectus or in the Funds' Statements of
Additional Information, a Fund may buy or sell a variety of "derivative"
instruments (for example, options, futures, or indices) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a
Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

o     SHORT SALES. Schroder International Fund and Schroder U.S. Opportunities
Fund may sell securities short. A Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale when
Schroders anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security or "close" the short position. Short positions will result in a loss if the market price of the security in question increases between the date when a Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where a Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

o     U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. government (such as the Government National
Mortgage Association) are supported by the full faith and credit of the United
States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. government (such as the Federal National Mortgage
Association) are supported by the right of the issuer to borrow from the U.S.
government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. government (such as the Student Loan Marketing
Association) are supported only by the credit of the issuer itself.

o     RISKS OF SMALLER CAPITALIZATION COMPANIES. Each of the Funds and, in
particular, Schroder U.S. Opportunities Fund, may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small, and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks.
They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

o     INITIAL PUBLIC OFFERINGS. Each of the Funds may also purchase securities of companies in initial public offerings (IPOs), which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so.

                                      -11-

NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Summary
Information section above, the Funds may at times, but are not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroders might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

o     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar value of Fund assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic, and financial conditions, which may be difficult to predict. A Fund may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.

In particular, a Fund may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Fund contracts to trade a security and the settlement date
("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

From time to time, a Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). A Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroders believes correlates to the value of the first currency.

The Funds may buy or sell currencies in "spot" or forward transactions. "Spot"
transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is
 unable to perform.

A Fund incurs foreign exchange expenses in converting assets from one currency to another. Although there is no limit on the amount of any Fund's assets that may be invested in foreign currency exchange and foreign currency forward contracts, each Fund may enter into such transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time.

o     SECURITIES LOANS AND REPURCHASE AGREEMENTS. To the extent permitted by a
Fund's investment policies as set forth in the Statements of Additional
Information, the Funds may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

o     WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS. Each
Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

                                      -12-

o     INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by Schroders or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in another investment company, a
Fund may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, a Fund would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.

o     CHANGES IN INVESTMENT OBJECTIVES AND POLICIES. The investment objective of each of Schroder International Fund, Schroder U.S. Large Cap Equity Fund, and
Schroder U.S. Opportunities Fund may not be changed without shareholder approval. The investment policies of each of those Funds may, unless otherwise specifically stated, be changed by the Trustees of Schroder Capital Funds
(Delaware) without a vote of the shareholders. Investment policies of certain of the Funds requiring a Fund to invest at least 80% of its net assets, under normal circumstances, in specific types of securities may be changed by the
Trustees without shareholder approval after providing shareholders of the relevant Fund 60 days written notice as required by Securities and Exchange
Commission rules.

o     PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment.

o     PORTFOLIO TURNOVER. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Several of the Funds have experienced relatively high annual portfolio turnover rates (i.e., in excess of 100%) and each of the Funds may have high portfolio turnover rates in future periods. Consult your tax advisor regarding the tax effect of a Fund's portfolio turnover rate on your investment.

o     TEMPORARY DEFENSIVE STRATEGIES. At times, Schroders may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroders may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality fixed-income securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

o     OTHER INVESTMENTS. The Funds may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the
Funds to additional risks. Please see the Statements of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

MANAGEMENT OF THE FUNDS

The Trust is governed by a Board of Trustees, which has retained Schroders to manage the investments of each Fund. Subject to the control of the Trustees,
Schroders also manages the Funds' other affairs and business.

Schroder Investment Management North America Limited ("SIMNA Ltd."), an
affiliate of Schroders, serves as sub-adviser responsible for the portfolio management of Schroder International Fund. As compensation for SIMNA Ltd.'s services as sub-adviser, Schroders pays to SIMNA Ltd. twenty-five percent of the investment advisory fees Schroders receives from Schroder International Fund.

Schroders (itself and its predecessors) has been an investment manager since
1962, and currently serves as investment adviser to the Funds, other mutual funds, and a broad range of institutional investors. Schroders' ultimate parent,
Schroders plc, and its affiliates currently engage in the asset management business, and as of June 30, 2004, had in the aggregate assets under management of approximately $181 billion.

                                      -13-

INVESTMENT ADVISORY FEES. For the fiscal year ended October 31, 2004, Schroder
U.S. Opportunities Fund paid an investment advisory fee to Schroders at the annual rate of 0.50% (reflecting expense limitations and/or fee waivers), of the Fund's average daily net assets. Schroder U.S. Large Cap Equity Fund and
Schroder International Fund paid no investment advisory fee during the period, reflecting expense limitations in effect during the period.

INVESTMENT ADVISORY FEE BREAKPOINTS. Two of the Funds have breakpoints included in their contractual advisory fee schedules. The contractual annual fee rate for each of Schroder U.S. Opportunities Fund and Schroder International Fund is
0.50% of the Fund's average daily net assets up to $100 million, 0.40% of the next $150 million of such assets, and 0.35% of such assets in excess of $250 million; and for Schroder U.S. Large Cap Equity Fund is 0.75% of the Fund's
average daily net assets up to $100 million, and 0.50% of such assets in excess of $100 million.

EXPENSE LIMITATIONS AND WAIVERS. In order to limit the Funds' expenses,
Schroders is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2005 to the extent the total operating expenses of each of the Funds exceed the following annual rates (based on the average daily net assets of the Funds taken separately): Schroder International Fund -- 1.25%; Schroder U.S. Large Cap
 Equity Fund -- 2.00% and Schroder U.S. Opportunities Fund -- 2.00%. In
addition, Schroders has separately contractually agreed that the advisory fees paid to it by Schroder International Fund through October 31, 2005 will be limited to 0.45% of the Fund's average daily net assets.

PORTFOLIO MANAGERS. All investment decisions for Schroder U.S. Large Cap Equity
Fund and Schroder International Fund are made by an investment committee.
Schroder's international investment committee consists of investment professionals with specific geographic or regional expertise, as well as members responsible for asset allocation and investment strategy.

The following portfolio managers at Schroders have had primary responsibility for making investment decisions for the noted Funds since the years shown below.
Their recent professional experience is also shown. The table below presents information regarding the investment manager for the Schroder U.S. Opportunities
Fund, who manages that Fund with the assistance of the investment committee.

FUND                     PORTFOLIO MANAGER        SINCE       RECENT           PROFESSIONAL
                                                              EXPERIENCE

Schroder U.S.            Jenny B. Jones           2003        Employed as an investment
Opportunities Fund                                            professional at Schroders
                                                              since 2003. From 1996
                                                              through 2002, Ms. Jones was
                                                              a portfolio manager at
                                                              Morgan Stanley Investment
                                                              Advisors Inc., where she
                                                              most recently served as an
                                                              Executive Director. Ms.
                                                              Jones is an Executive Vice
                                                              President of Schroders.

                                      -14-

HOW THE FUNDS' SHARES ARE PRICED

Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Shares are valued as of the close of trading on the New York Stock
Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. For purposes of determining net asset value, certain options and futures contracts held by a Fund may be valued as of a time that is up to 15 minutes after the close of trading on the New York Stock Exchange. The Trust expects that days, other than weekend days, when the Exchange will not be open are New Year's Day,
Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds
value their portfolio securities for which market quotations are readily available at market value. Securities and assets for which market quotations are not readily available are valued at their fair values pursuant to procedures adopted by the Board of Trustees, including through the use of a pricing service approved by the Trustees for the purpose of determining such fair valuation. If events materially affecting the value of securities traded on other markets occur between the close of those markets and the close of trading on the New
York Stock Exchange, those securities may be valued at their fair values pursuant to procedures approved by the Board of Trustees. Short-term investments that will mature in 60 days or less are valued using amortized cost, a form of fair valuation. All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar as of the close of trading on the New
York Stock Exchange. Because certain of the securities in which the Funds may invest may trade on days when the Funds do not price their Investor Shares, the net asset value of a Fund's Investor Shares may change on days when shareholders will not be able to purchase or redeem their Investor Shares.

HOW TO BUY SHARES

Through Schroder Fund Advisors Inc., the distributor of the Trust's shares, the
Trust sells Investor Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund you select.

You may purchase shares of each Fund by completing the Account Application included with this Prospectus, and sending payment by check or wire as described below. Additional Account Applications may be obtained from the Funds' transfer agent, Boston Financial Data Services, Inc. (the "Transfer Agent" or "BFDS"), at
the addresses listed under "Purchases by Check", or by calling (800) 464-3108 between 8:00 a.m. and 6:00 p.m. (Eastern Time). Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

Investor Shares of each of the Funds are sold at their net asset value next determined after the applicable Trust or the Transfer Agent receives your order.
In order for you to receive the Fund's next determined net asset value, a Trust must receive your order before the close of trading on the New York Stock
Exchange.

Investment Minimums. The minimum investments for initial and additional purchases of Investor Shares of each Fund are as follows:

                                                     INITIAL INVESTMENT         ADDITIONAL INVESTMENTS
                                                     ------------------         ----------------------

Regular Accounts                                           $10,000                      $1,000
Traditional and Roth IRAs
     Investments in respect of calendar year 2004           $3,000                        $250
     Investments in respect of calendar year 2005           $4,000                        $250

The Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of Schroders, any of its affiliates or a financial intermediary authorized to sell shares of the Funds, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of Schroders or its affiliates; and
current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

None of the Funds issues share certificates.

                                      -15-

The Trust is authorized to reject any purchase order and to suspend the offering of its shares for any period of time. The Trust may also change any investment minimum from time to time.

Purchases by Check. You may purchase shares of a Fund by mailing a check (in
U.S. dollars) payable to the Fund that you wish to purchase, or, if you wish to purchase shares of multiple Funds, make your check payable to Schroder Mutual
Funds. If you are purchasing shares of multiple funds, your check should be accompanied by written instructions as to how the check amount should be allocated among the Funds whose shares you are purchasing. Third-party checks will not be accepted.

For initial purchases, a completed Account Application must accompany your check. You should direct your check and your completed Account Application as follows:

REGULAR MAIL               OVERNIGHT OR EXPRESS MAIL
Schroder Mutual Funds      Boston Financial Data Services, Inc.
P.O. Box 8507              Attn: Schroder Mutual Funds
Boston, MA 02266           66 Brooks Drive
                           Braintree, MA  02184

Your payments should clearly indicate the shareholder's name and account number, if applicable.

Purchases by Bank Wire. If you make your initial investment by wire, a completed
Account Application must precede your order. Upon receipt of the Application,
BFDS will assign you an account number. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value next determined as of the end of that day. Wire orders received after that time will be processed at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 to give notice that you will be sending funds by wire, and obtain a wire reference number. (From outside the United States, please call collect to (617) 483-5000 and ask to speak with a Schroder Mutual
Funds representative.) Instruct your bank to wire funds with the assigned reference number as follows:

     State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts  02110
          ABA No.: 011000028
          Attn: Schroder Mutual Funds
          DDA No.: 9904-650-0
          FBO: Account Registration
          A/C: Mutual Fund Account Number
               Name of Fund

Your purchase will not be processed until the wired funds have been received.

Automatic Purchases. You can make regular investments of $100 or more per month or quarter in shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800)
464-3108.

Brokers and Other Financial Institutions. You may also buy, redeem and exchange
Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund Advisors Inc.
The purchase, redemption and exchange policies and fees charged such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying, exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

                                      -16-

Certain brokers may accept purchase and redemption orders for Investor Shares on behalf of the Funds. Such brokers may designate other intermediaries to accept purchase and redemption orders on behalf of the Funds. For purposes of pricing, a Fund may be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Agreements between such brokers or financial institutions and
Schroder Fund Advisors Inc., the Trust's distributor, provide that these orders would be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee.

Investors may be charged a fee when effecting transactions through a broker or other agent in addition to any fees charged by the Funds.

Purchases in-kind. Investors may purchase Investor Shares of a Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for Investor
Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the
Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for Investor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Investor
Shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange and its holding period in the securities would begin on that date.) Securities accepted by Schroders will be valued in the same manner as are the Fund's portfolio securities as of the time of the next determination of the Fund's net asset value. All rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a gain or loss upon the exchange for federal income tax purposes. Investors interested in purchases through exchange should telephone Schroders at (800) 464-3108, their Schroders client representative, or other financial intermediary.

Certain payments by Schroders or its affiliates. Schroder Fund Advisors Inc.,
Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to dealers or other intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, this compensation may be made available only to certain dealers or other intermediaries who have sold or are expected to sell significant amounts of shares of the Trust. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

If correspondence to the shareholder's address of record is returned then, unless the Transfer Agent determines the shareholder's new address, the Transfer
Agent will cause dividends and other distributions that have been returned to be reinvested in the applicable Fund(s), and the checks will be canceled.

The Trust makes information regarding the portfolio holdings of its Funds available on request as soon as reasonably practicable after each calendar quarter of the Trust.

HOW TO SELL SHARES

When You May Redeem. You may sell your Investor Shares back to a Fund on any day the New York Stock Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108. The price you will receive is the net asset value next determined after receipt of your redemption request in good order, except that shareholders may have a redemption fee deducted from that amount as described below. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. If you hold your shares in certificate form, you must submit the certificates and sign the assignment form on the back of the certificates. Shares for which certificates have been issued may not be redeemed by telephone. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions in the form of a Stamp
2000 Medallion Guarantee. You

                                      -17-

may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Unless otherwise agreed, the telephone redemption privilege may only be exercised to redeem shares worth not more than $50,000. Additional documentation may be required from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners, or those acting through powers of attorney or similar delegation.

The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. The Trust generally sends payment for shares on the business day after a request is received. Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
If you paid for your shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

Involuntary Redemptions. With regard to shares of Schroder International Fund,
Schroder U.S. Large Cap Equity Fund, or Schroder U.S. Opportunities Fund, if,
because of your redemptions, your account balance for any of these Funds falls below a minimum amount set by the Trustees (presently $2,000), the Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

Suspension. The Trust may suspend the right of redemption during any period when: (1) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the Exchange is closed; (2)
the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

Redemptions in-kind. The Trust has agreed to redeem Investor Shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. The Trust does not expect to redeem shares in kind under normal circumstances. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of these securities may change between the time when you receive the securities and the time when you are able to dispose of them.

General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required.
Please contact the Transfer Agent for more details at (800) 464-3108.
Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the applicable Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

Redemption Fee. Each Fund imposes a 2.00% redemption fee on shares redeemed
(including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund.
In the case of Schroder U.S. Large Cap Equity Fund and Schroder U.S.
Opportunities Fund the fee applies only to shares purchased on or after May 1,
2004.

To the extent that the redemption fee applies, the price you will receive when you redeem your shares of the Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is applied only against the portion of your redemption proceeds that represents the lower of (i)

                                      -18-

the initial cost of the shares redeemed and (ii) the net asset value of the shares at the time of redemption, so that you will not pay a fee on amounts attributable to capital appreciation of your shares. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund, shares held in employer-sponsored retirement accounts (such as 401(k), 403(b), Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension accounts), or shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to IRAs, and may also apply to shares in retirement plans held in broker omnibus accounts.

For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made in the following order:
(i) from shares of the Fund purchased through the reinvestment of dividends and distributions paid by the Fund; and (ii) from all other shares of the Fund, on a first-purchased, first-redeemed basis. Only shares described in clause (ii)
above that are redeemed two months or less from their date of purchase will be subject to the redemption fee.

EXCHANGES

You can exchange your Investor Shares of a Fund for shares of most other funds in the Schroder family of funds at any time at their respective net asset values, provided that the net asset value of the Investor Shares you are exchanging or the total net asset value of all shares you own in the Schroder family of funds satisfies the minimum initial or additional investment amount
(as applicable) for the class of shares you wish to acquire, as set forth in the prospectus relating to that class of shares. Such an exchange may be subject to a redemption fee of 2.00% as described above under "Redemption Fee" (such that the exchange would be made at net asset value minus any redemption fee). The exchange would be treated as a sale of your shares and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange shares, please call (800) 464-3108. (From outside the United States, please call collect to (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application.
The Trust and Schroders reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes any net investment income and any net realized capital gain at least annually. For each of the Funds, distributions from net capital gain are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

o    Reinvest all distributions in additional Investor Shares of your Fund;

o    Receive distributions from net investment income in cash while reinvesting capital gain distributions in additional Investor Shares of your Fund;

o    Receive distributions from net investment income in additional Investor
     Shares of your Fund while receiving capital gain distributions in cash; or

o    Receive all distributions in cash.

You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional
Fund shares promptly following the period in which the reinvestment occurs.

                                      -19-

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Excessive trading can hurt Fund performance, operations and shareholders. The
Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds seek to limit frequent purchases and redemption of the
Funds' shares to the extent Schroders believes that such trading is harmful to the Funds' shareholders, although the Funds will not necessarily prevent all frequent trading in their shares. Shares of each Fund held for two months or less are subject to a redemption fee of 2.00%. The fee applies to shares of
Schroder International Fund, and to shares of Schroder U.S. Large Cap Equity
Fund and Schroder U.S. Opportunities Fund purchased on or after May 1, 2004. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund, shares held in employer-sponsored retirement accounts (such as 401(k), 403(b), Keogh, profit sharing, SIMPLE IRA,
SEP-IRA and money purchase pension accounts), or shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to IRAs, and may also apply to shares in retirement plans held in broker omnibus accounts. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to a Fund).
The Trust or Schroders may also limit the amount or number of exchanges or reject any exchange if the Trust or Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to the Fund or its shareholders, although the Trust and Schroders have not established any maximum amount or number of such exchanges that may occur in any period. The ability of Schroders to monitor trades that are placed by omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. Please see the Statement of Additional Information for
additional information on frequent purchases and redemptions of Fund shares.
There can be no assurance that a Fund or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting a Fund or that a Fund or Schroders will be successful in limiting or eliminating such activities.

PAYMENT OF FEES

The Funds may pay Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Funds' service providers, including Schroders, or any of the their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Funds or their shareholders.

TAXES

TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income.
Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before you invested (which income or gains were thus included in the price you paid for your shares). Distributions of gains from investments that a Fund owned for more than 12 months and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from
"qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that the holding period and other requirements are met. Distributions of gains from investments that the
Fund owned for 12 months or less will be taxable as ordinary income.
Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Funds.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets - for taxable years beginning on or before December 31,
2008.

TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another Fund)
of your shares in the Funds will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

                                      -20-

FOREIGN TAXES. Foreign governments may impose taxes on a Fund and its investments, which generally would reduce the Fund's income. However, an offsetting tax credit or deduction may be available to shareholders. Each Fund, provided that it is eligible to do so, intends to elect to permit its shareholders to take a credit (or a deduction) for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least a minimum period specified in the
United States Internal Revenue Code of 1986. Shareholders then would be entitled, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement), to take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

NON-U.S. SHAREHOLDERS. Under current law, dividends (other than capital gain dividends) paid by the Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of
U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
Under the American Jobs Creation Act of 2004 signed by President Bush on October
22, 2004, effective for taxable years of the Fund beginning after December 31,
2004 and before January 1, 2008, the Fund will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision will first apply to the Fund in its taxable year beginning November 1,
2005.

The American Jobs Creation Act of 2004, signed by President Bush on October 22,
2004, modifies the tax treatment of distributions from a Fund that are attributable to gain from "US real property interests" ("USRPIs"), which the
Code defines to include direct holdings of US real property and interests in "US real property holding corporations" such as REITs. Notably, the Code deems any corporation that holds USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's US and foreign real property assets and other assets used or held for use in a trade or business to be a US real property holding corporation. Under the new law, which is generally effective for dividends with respect to tax years of RICs beginning after December 31,
2004, the distribution of gains from USRPIs will be subject to withholding of US federal income tax at a rate of 35% when made to a foreign shareholder and will give rise to an obligation for that foreign shareholder to file a US tax return.
To the extent a distribution to a foreign shareholder is attributable to the gains recognized by a REIT, or until December 31, 2007, a RIC, from its sale or exchange of a USRPI, the Code treats that gain as recognized by the foreign shareholder and not the REIT or RIC. As such, that foreign shareholder's gain triggers withholding obligations for the REIT or RIC and US tax filing obligations for the foreign shareholder. However, a USRPI does not include sales of interests in a REIT or RIC that is less than 50% owned by foreign persons at all times during the testing period. Further, a distribution by a REIT with respect to any class of stock which is regularly traded on an established US securities market shall not be treated as gain recognized from the sale or exchange of a USRPI if the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year.

CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund.

DISCLOSURES OF FUND PORTFOLIO INFORMATION

Please see the Statement of Additional Information for a description of the
Funds' policies and procedures regarding the persons to whom the Funds or
Schroders may disclose the Funds' portfolio securities positions, and under which circumstances.

FINANCIAL HIGHLIGHTS

[TO BE PROVIDED BY AMENDMENT]

                                      -21-

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation.
If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                      -22-

                               INVESTMENT ADVISER
                Schroder Investment Management North America Inc.
                                875 Third Avenue
                            New York, New York 10022

                             INVESTMENT SUB-ADVISER
                           SCHRODER INTERNATIONAL FUND
              Schroder Investment Management North America Limited
                                31 Gresham Street
                                 London EC2V 7QA

                                  ADMINISTRATOR
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                                SUB-ADMINISTRATOR
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                    CUSTODIAN
                             J.P. Morgan Chase Bank
                                 270 Park Avenue
                            New York, New York 10017

                                   DISTRIBUTOR
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10019

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                               Two Heritage Drive
                        North Quincy, Massachusetts 02171

                                     COUNSEL
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                               Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

                                      -1-

SCHRODER CAPITAL FUNDS (DELAWARE)

Schroder Capital Funds (Delaware) has a statement of additional information
(SAI) and annual and semi-annual reports to shareholders which include additional information about the Funds offered by the Trust. The SAIs and the financial statements included in the Trust's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about a Fund, or make shareholder inquiries by calling (800) 464-3108.

You may review and copy information about the Trust, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Internet site at www.sec.gov.
You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C.
20549-0102. You may need to refer to Schroder Capital Funds (Delaware)'s file number under the Investment Company Act, which is 811-1911.

SCHRODER CAPITAL FUNDS (DELAWARE)
P.O. Box 8507
Boston, MA 02266
(800) 464-3108

WS/SF0303P

File No. 811-1911 -- Schroder Capital Funds (Delaware)

                                      -2-

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                           Schroder International Fund
                       Schroder U.S. Large Cap Equity Fund
                        Schroder U.S. Opportunities Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2005

         This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a
Prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to the Funds' Investor Shares, which are offered through a Prospectus dated March 1, 2005, as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Trust at 800-464-3108.

         Certain disclosure has been incorporated by reference into this SAI from the Funds' most recent annual report. For a free copy of the annual report, please call 800-464-3108.

                                      -1-

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

         Schroder Capital Funds (Delaware) (the "Trust") was organized as a
Maryland corporation on July 30, 1969; reorganized on February 29, 1988 as
Schroder Capital Funds, Inc.; and reorganized as a Delaware business trust organized under the laws of the State of Delaware on January 9, 1996. The Trust is governed by a Trust Instrument and under Delaware law. Schroder Investment
Management North America Inc. ("Schroders") and its corporate predecessors have served as investment adviser to the Trust since its inception.

FUND CLASSIFICATION

         The Trust currently offers shares of beneficial interest of three series with separate investment objectives and policies (the "Funds"), which are offered pursuant to the Prospectus and this SAI. Each Fund is an open-end, management investment company registered under the Investment Company Act of
1940, as amended (the "Investment Company Act"). Each Fund is a "diversified"
investment company under the Investment Company Act. For a diversified investment company, this means that with respect to 75% of a Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). None of the diversified Funds is subject to this limitation with respect to the remaining 25% of its total assets. To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

CAPITALIZATION AND SHARE CLASSES

         The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each Fund listed in this SAI currently offers one class of shares, Investor Shares. A Fund may suspend the sale of shares at any time.

         Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each
Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class.
Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the
Trust Instrument. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class.

ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

         The following discussion provides additional information concerning the
Funds' principal investment strategies and the principal risks of the Funds described in the Prospectus. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in the Prospectus or under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

         CERTAIN DERIVATIVE INSTRUMENTS. Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, to the extent permitted under "Investment Restrictions" below and in the
Prospectus, each Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices, options on futures contracts, and short sales. These transactions may be used by a Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Funds may also engage in derivative transactions involving foreign currencies. See "Foreign
Currency Transactions."

         OPTIONS. Each Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

Covered call options. A Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

         A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely,

because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

         A Fund may also purchase put and call options to enhance its current return. A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. A Fund may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S.
securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do
so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the
Funds' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroders may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

         As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets.
Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The
Options Clearing Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the
Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

         Government regulations, particularly the requirements for qualification as a "regulated investment company" (a "RIC") under the United States Internal
Revenue Code of 1986, may also restrict the Trust's use of options.

         FUTURES CONTRACTS. To the extent permitted under "Investment
Restrictions" below and in the Prospectus and by applicable law, the Funds may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC"). Depending
upon the change in the value of the underlying security or index when a Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

         The Funds are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the
Fund's assets, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or such persons.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

         Hedging by use of futures on securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the
Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

         Successful use by a Fund of futures contracts on securities is subject to Schroders' ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if a
Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase

instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         A Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series.
There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New
York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $184 on that future date, the Fund will gain
$400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose
$200 (100 units x loss of $2).

         A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the
Fund's portfolio securities.

         Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract
(a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy
(in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds
(in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed
"index multiplier".

         A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as
"initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates.
For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

         When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the
Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

         SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund's securities which are the subject of a hedge.
Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

         Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the

securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the
Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A
Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. Each Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         SHORT SALES. To the extent permitted under "Investment Restrictions"
below and in the Prospectus, the Funds may seek to hedge investments or realize additional gains through short sales.

         Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. A Fund's loss on a short sale

could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements without limit. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

         FOREIGN SECURITIES. Each Fund may invest in securities principally traded in foreign markets. Schroder International Fund invests primarily in foreign securities. Each Fund may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S.
company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the
United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between currencies.

         In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the
United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

                                       10

         Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

         EMERGING MARKET SECURITIES. Certain Funds, invest in securities of companies determined by Schroders to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation;
currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S.
dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United
States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

         In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

         FOREIGN CURRENCY TRANSACTIONS. Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of that
Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the
U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         A Fund may purchase or sell a foreign currency on a spot (or cash)
basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell

                                       11

foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of a
Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

         To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign

                                       12

currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time or from time to time.

         A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders
(usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges.
Such options will be purchased or written only when Schroders believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

                                       13

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference
(the "spread") between prices at which they buy and sell various currencies.
Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

         CONVERTIBLE SECURITIES. Certain Funds may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of commons stock.
Convertible securities have general characteristics similar both to debt securities and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. Convertible securities provide for streams of income with yields that are generally higher than those of common stocks.

         WARRANTS TO PURCHASE SECURITIES. Certain Funds may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.
If interest rates rise, the warrants would generally expire with no value.

         The Schroder International Fund may also invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

                                       14

         ZERO-COUPON SECURITIES. Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the
Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including
Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities
(i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or
"Separate Trading of Registered Interest and Principal of Securities." Under the
STRIPS program, a Fund will be able to have its beneficial ownership of U.S.
Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

                                       15

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

         In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus and this SAI, each Fund may employ other investment practices and may be subject to additional risks, which are described below.

         FORWARD COMMITMENTS. Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time
("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets.
Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the
Fund of an advantageous yield or price.

         Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

         WHEN-ISSUED SECURITIES. Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the
Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a
Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a
Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

         LOANS OF FUND PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan,
Schroders considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a

                                       16

Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

         TEMPORARY DEFENSIVE STRATEGIES. As described in the Prospectus,
Schroders may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent
Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies.
One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

         The Trust has adopted the following fundamental and non-fundamental investment restrictions for the Funds. A Fund's fundamental investment restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Fund, which is defined in the
Investment Company Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Any other investment policies described in the
Prospectus and this SAI may be changed by the Trustees without shareholder approval.

                           SCHRODER INTERNATIONAL FUND

Schroder International Fund will not:

FUNDAMENTAL POLICIES:

1. As to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund
(taken at current value) would be invested in the securities of such issuer;
provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

2. As to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment)
of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

3. Invest 25% or more of the value of its total assets in any one industry.

4. Borrow money, except to the extent permitted by applicable law. Note: The
Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing)
of the investment company, bears to the amount of such borrowing is at least
300%.

5. Purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein).

                                       17

6. Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan).

7. Invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

8. Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).

NON-FUNDAMENTAL POLICY:

1. Schroder International Fund will not invest in restricted securities. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by Schroders pursuant to guidelines adopted by the Board of Trustees of the Trust. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, these securities may be illiquid.

2. The Fund will not invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale determined by the Fund's investment adviser to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with rule 144A under the Securities Act of 1933 as amended. Such securities may be determined by the Fund's investment adviser to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

                       SCHRODER U.S. LARGE CAP EQUITY FUND

Schroder U.S. Large Cap Equity Fund will not:

FUNDAMENTAL POLICIES:

1. Issue senior securities except that: (1) it may borrow money from a bank on its promissory note or other evidence of indebtedness (any such borrowing may not exceed one-third of the Fund's total assets after the borrowing); (2) if at any time such borrowing exceeds such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation; and (3) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. (As a non-fundamental policy, the Fund does not borrow for investment purposes.)

2. Effect short sales, purchase any security on margin or write or purchase put and call options.

3. Acquire more than 10% of the voting securities of any one issuer.

4. Invest 25% or more of the value of its total assets in any one industry.

5. Engage in the purchase and sale of illiquid interests in real estate, including illiquid interests in real estate investment trusts.

6. Engage in the purchase and sale of commodities or commodity contracts.

7. Invest in companies for the purpose of exercising control or management.

8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities, not in excess of 10% of the value of its total assets, under circumstances where if sold it might be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended.

                                       18

9. Make loans to other persons except that it may purchase evidences of indebtedness of a type distributed privately to financial institutions but not in excess of 10% of the value of its total assets (provided that, for the purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S.
Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be considered the making of a loan).

10. Acquire securities described in the two immediately preceding fundamental policies which in the aggregate exceed 10% of the value of the Fund's total assets.

NON-FUNDAMENTAL POLICIES:

1. Invest more than 10% of its total assets in illiquid securities, including securities described in items 8 and 9 above and repurchase agreements maturing more than seven days after they are entered into.

2. Engage in writing, buying or selling of stock index futures, options on stock index futures, financial futures contracts or options thereon.

         In addition, as a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies in the United States.

         For purposes of the preceding paragraph, Schroders currently considers large-capitalization companies to be those with market capitalizations of $5 billion or more measured at the time of investment.

                        SCHRODER U.S. OPPORTUNITIES FUND

Schroder U.S. Opportunities Fund will not:

FUNDAMENTAL POLICIES:

1. Borrow money, except that the Fund may borrow from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33
1/3% of the value of the Fund's total assets (computed immediately after the borrowing).

2. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

3. Invest in commodities or commodity contracts (other than covered call options, put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as Hedging
Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies.

5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

6. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

NON-FUNDAMENTAL POLICIES:

1. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroders to be illiquid. Certain securities that are restricted as to resale may nonetheless

                                       19

be resold by the Fund in accordance with Rule 144A under the Securities Act of
1933, as amended. Such securities may be determined by Schroders to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

         In addition, as a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that Schroders considers to be located in the United States.

DISCLOSURE OF PORTFOLIO HOLDINGS

         Through Form N-CSR and Form N-Q filings made with the Commission, the
Funds' full portfolio holdings are made publicly available to shareholders on a quarterly basis. Such filings are normally made on or shortly after the sixtieth day following the end of a fiscal quarter. Each Fund's complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on
Form N-CSR, will be delivered to shareholders in the Funds' semi-annual and annual reports. The Funds' complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders but are available on the Securities and Exchange Commission website at www.sec.gov.

         Policies and Procedures. The Funds have adopted policies and procedures with respect to disclosure of the Funds' portfolio holdings. These procedures provide that neither Schroders nor the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Funds with the Commission. In each instance of such advance disclosure, a determination is made by Schroders that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information. The following list describes the circumstances in which a Fund's portfolio holdings are disclosed to selected third parties:

         Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility. Portfolio managers may also release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

         Schroders. In its capacity as adviser to the Funds, certain Schroders personnel (including personnel of its affiliates) that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings.

         External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the Funds' third-party administrators and fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Schroders utilizes the services of Institutional Shareholder Services
("ISS") to assist with proxy voting. ISS may receive full Fund portfolio holdings on a monthly basis for the Funds for which it provides services.

         Service Providers: Portfolio Analytics and Characteristics. The
portfolio holdings of Schrode U.S. Opportunities Fund may be disclosed to certain approved service providers for research and other support including attribution analyses and issuer characteristics. These approved service providers are Piper Jaffray and CFRA online.

                                       20

         Any addition to the list of approved service providers requires approval by the President and Chief Compliance Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the period, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds;
(vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure;
(viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of the Fund shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter, or any affiliated person of the Funds.

         The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

         The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine,
Schroders furnishes a continuing investment program for the Funds and makes investment decisions on their behalf, except that Schroder Investment Management
North America Limited ("SIMNA Ltd."), an affiliate of Schroders, serves as sub-adviser responsible for the portfolio management of Schroder International
Fund. See below, "Investment Advisory Agreements - Subadvisory Agreements."
Subject to the control of the Trustees, Schroders also manages the Funds' other affairs and business.

         The names, addresses and ages of the Trustees and executive officers of the Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated
positions until his or her resignation or removal.

                                       21

                             DISINTERESTED TRUSTEES

         The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust (each, a "Disinterested Trustee").

                                                                                 NUMBER OF
                                             TERM OF                           PORTFOLIOS IN
                             POSITION(S)   OFFICE AND        PRINCIPAL         FUND COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF      OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
   DISINTERESTED TRUSTEE        TRUST      TIME SERVED     DURING PAST 5          TRUSTEE          HELD BY TRUSTEE
                                                               YEARS

David N. Dinkins, 77         Trustee      Indefinite     Trustee of the              7                   None
875 Third Avenue, 22nd Fl.                Since 1994     Trust and
New York, NY 10022                                       Schroder Series
                                                         Trust; Professor,
                                                         Columbia School
                                                         of International
                                                         and Public
                                                         Affairs.

Peter E. Guernsey, 83        Trustee      Indefinite     Trustee of the              7                   None
875 Third Avenue, 22nd Fl.                Since 1975     Trust and
New York, NY 10022                                       Schroder Series
                                                         Trust; Retired.
                                                         Formerly, Senior
                                                         Vice President,
                                                         Marsh & McLennan,
                                                         Inc. (insurance
                                                         services).

John I. Howell, 88           Trustee      Indefinite     Trustee and Lead            8          American Life
875 Third Avenue, 22nd Fl.                Since 1975     Disinterested                          Assurance Co. of New
New York, NY 10022                                       Trustee of the                         York; United States
                                                         Trust, Schroder                        Life Assurance Co. of
                                                         Series Trust and                       the City of New York;
                                                         Schroder Global                        First SunAmerica Life
                                                         Series Trust;                          Insurance Co.
                                                         Private
                                                         Consultant,
                                                         Indian Rock
                                                         Corporation
                                                         (individual
                                                         accounting).

Peter S. Knight, 53          Trustee      Indefinite     Trustee of the              8          Schroder Long/Short
875 Third Avenue, 22nd Fl.                Since 1993     Trust, Schroder                        Fund; Medicis;
New York, NY 10022                                       Series Trust and                       Schroder Credit
                                                         Schroder Global                        Renaissance Fund, LP;
                                                         Series Trust;                          Schroder Alternative
                                                         President,                             Strategies Fund; and
                                                         Generation                             Schroder Emerging
                                                         Investment                             Markets Debt
                                                         Management U.S.                        Opportunity Fund.
                                                         Formerly:
                                                         Managing Director,
                                                         MetWest Financial
                                                         (financial services);
                                                         President, Sage Venture
                                                         Partners (investing);
                                                         Partner, Wunder,
                                                         Knight, Forcsey &
                                                         DeVierno (law firm).

William L. Means, 68         Trustee      Indefinite     Trustee of the              7                   None
875 Third Avenue, 22nd Fl.                Since 1997     Trust and
New York, NY 10022                                       Schroder Series
                                                         Trust. Retired.
                                                         Formerly, Director,
                                                         Schroder Asian Growth
                                                         Fund.

                                       22

Clarence F. Michalis, 82     Trustee      Indefinite     Trustee of the              8                   None
875 Third Avenue, 22nd Fl.                Since 1969     Trust, Schroder
New York, NY 10022                                       Series Trust and
                                                         Schroder Global
                                                         Series Trust;
                                                         Chairman of the
                                                         Board of
                                                         Directors, Josiah
                                                         Macy, Jr.,
                                                         Foundation

Hermann C. Schwab, 84        Trustee      Indefinite     Trustee of the              7                   None
875 Third Avenue, 22nd Fl.                Since 1969     Trust and
New York, NY 10022                                       Schroder Series
                                                         Trust. Retired.
                                                         Formerly, consultant to
                                                         Schroder Capital
                                                         Management
                                                         International, Inc.;
                                                         Trustee, St.
                                                         Luke's/Roosevelt
                                                         Hospital Center

James D. Vaughn, 59          Trustee      Indefinite     Trustee and                 8
875 Third Avenue, 22nd Fl.                Since 2003     Chairman of the                                 None
New York, New York  10022                                Audit Committee
                                                         of the Trust,
                                                         Schroder Series
                                                         Trust and
                                                         Schroder Global
                                                         Series Trust;
                                                         Managing Partner
                                                         (retired),
                                                         Deloitte & Touche
                                                         USA, LLP-Denver.

                               INTERESTED TRUSTEES

         The following table sets forth certain information concerning Trustees who are "interested persons" (as defined in the Investment Company Act) of the
Trust (each, an "Interested Trustee").

                                                                                 NUMBER OF
                                            TERM OF                            PORTFOLIOS IN
                            POSITION(S)    OFFICE AND        PRINCIPAL         FUND COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH     LENGTH OF       OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
    INTERESTED TRUSTEE         TRUST      TIME SERVED   DURING PAST 5 YEARS       TRUSTEE          HELD BY TRUSTEE

Peter  L. Clark, 40*         Trustee      Indefinite     Trustee and                 7                   None
875 Third Avenue, 22nd Fl.   and          Since 2003     Chairman of the
New York, NY 10022           Chairman                    Trust and
                                                         Schroder Series Trust;
                                                         Chief Executive
                                                         Officer, Schroders.
                                                         Formerly, Managing
                                                         Director and Head of
                                                         Emerging Markets, JP
                                                         Morgan/JP Morgan
                                                         Investment Management;
                                                         Vice President and Head
                                                         of Proprietary Trading,
                                                         JP Morgan.

     * Mr. Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc. and its
affiliates.

                                       23

                                    OFFICERS

         The following table sets forth certain information concerning the
Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

NAME, AGE AND ADDRESS        POSITION(S)  HELD WITH  TERM OF OFFICE                PRINCIPAL OCCUPATION(S)
OF OFFICER                   TRUST                   AND LENGTH OF TIME SERVED     DURING PAST 5 YEARS

Peter L. Clark, 40           Trustee and Chairman    Indefinite                    Trustee and Chairman, Schroder
875 Third Avenue, 22nd Fl.                           Since 2003                    Series Trust; Chief Executive
New York, NY 10022                                                                 Officer, Schroders. Formerly,
                                                                                   Managing Director and Head of
                                                                                   Emerging Markets, JP Morgan/JP
                                                                                   Morgan Investment Management; Vice
                                                                                   President and Head of Proprietary
                                                                                   Trading, JP Morgan.

Mark A. Hemenetz, 48         President and           Indefinite                    Chief Operating  Officer, Director
875 Third Avenue, 22nd Fl.   Principal Executive     Since May 2004                and Executive Vice President,
New York, NY 10022           Officer                                               Schroders; Chairman and Director,
                                                                                   Schroder Fund Advisors, Inc.;
                                                                                   President, Schroder Series Trust and
                                                                                   Schroder Global Series Trust.
                                                                                   Formerly, Executive Vice President
                                                                                   and Director of Investment
                                                                                   Management, Bank of New York.

Alan M. Mandel, 47           Treasurer and Chief     Indefinite                    First Vice President, Schroder;
875 Third Avenue, 22nd Fl.   Financial Officer       Since 1998                    Chief Operating Officer, Treasurer
New York, NY 10022                                                                 and Director, Schroder Fund
                                                                                   Advisors Inc.; Treasurer and Chief
                                                                                   Financial Officer, Schroder Global
                                                                                   Series Trust and Schroder Series
                                                                                   Trust.

Barbara Brooke Manning, 57   Chief Compliance        Indefinite                    Senior Vice President, Director
875 Third Avenue, 22nd Fl.   Officer                 Since May 2004                and Chief Compliance Officer,
New York, NY  10022                                                                Schroder and Schroder Fund
                                                                                   Advisors Inc.; Chief Compliance
                                                                                   Officer of Schroder Series Trust
                                                                                   and Schroder Global Series Trust.
                                                                                   Formerly, Vice President, Schroder
                                                                                   Global Series Trust and Schroder
                                                                                   Series Trust.

Carin F. Muhlbaum, 42        Vice President and      Indefinite                    Senior Vice President and General
875 Third Avenue, 22nd Fl.   Secretary               Vice President since 1998;    Counsel, Schroder; Senior Vice
New York, NY 10022                                   Secretary since 2001          President, Secretary and General
                                                                                   Counsel, Schroder Fund Advisors
                                                                                   Inc.; Vice President and
                                                                                   Secretary/Clerk, Schroder Global
                                                                                   Series Trust and Schroder Series
                                                                                   Trust.

                                       24

                              CERTAIN AFFILIATIONS

         The following table lists the positions held by the Trust's officers and any Interested Trustees with affiliated persons or principal underwriters of the Trust:

------------------------------------------------------------ ---------------------------------------------------------
                           NAME                                POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
                                                                            UNDERWRITERS OF THE TRUST
------------------------------------------------------------ ---------------------------------------------------------

Peter L. Clark                                               Trustee and Chairman of the Trust and Schroder Series
                                                             Trust; Chief Executive Officer, Schroders; Chairman and
                                                             Director, Schroder Fund Advisors, Inc. Formerly,
                                                             Managing Director and Head of Emerging Markets, JP
                                                             Morgan/JP Morgan Investment Management; Vice President
                                                             and Head of Proprietary Trading, JP Morgan.
------------------------------------------------------------ ---------------------------------------------------------
Mark A. Hemenetz                                             President of the Trust, Schroder Global Series Trust and
                                                             Schroder Series Trust; Chief Operating Officer, Director
                                                             and Executive Vice President, Schroders; Chairman and
                                                             Director, Schroder Fund Advisors, Inc.
------------------------------------------------------------ ---------------------------------------------------------
Alan M. Mandel                                               First Vice President, Schroder; Chief Operating
                                                             Officer, Treasurer and Director, Schroder Fund Advisors
                                                             Inc.; Treasurer and Chief Financial Officer, Schroder
                                                             Global Series Trust, Schroder Capital Funds (Delaware)
                                                             and Schroder Series Trust.
------------------------------------------------------------ ---------------------------------------------------------
Barbara Brooke Manning                                       Senior Vice President, Director and Chief Compliance
                                                             Officer, Schroder and Schroder Fund Advisors Inc.; Chief
                                                             Compliance Officer, Schroder Global Series Trust, Schroder
                                                             Capital Funds (Delaware) and Schroder Series Trust.
------------------------------------------------------------ ---------------------------------------------------------
Carin F. Muhlbaum                                            Senior Vice President and General Counsel, Schroder;
                                                             Senior Vice President, Secretary and General Counsel,
                                                             Schroder Fund Advisors Inc.; Vice President and
                                                             Secretary/Clerk, Schroder Global Series Trust, Schroder
                                                             Capital Funds (Delaware) and Schroder Series Trust.
------------------------------------------------------------ ---------------------------------------------------------

COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means,
Michalis, Schwab and Vaughn). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the
Funds and, among other things, considers the selection of independent public accountants for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroders and its affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met five times during the fiscal year ended October 31, 2004.

Nominating Committee. All of the Disinterested Trustees (Messrs. Dinkins,
Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn) serve as a
Nominating Committee of the Board of Trustees responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee met once during the fiscal year ended October 31, 2004.

                                       25

                              SECURITIES OWNERSHIP

         For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in each Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2004: [TO
BE UPDATED BY AMENDMENT.]

--------------------------- ------------------------- ----------------------------- ----------------------------------
     NAME OF TRUSTEE                  FUND               DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                    INVESTMENT COMPANIES OVERSEEN BY
                                                             SECURITIES IN           TRUSTEE IN FAMILY OF INVESTMENT
                                                                  FUND                         COMPANIES*
--------------------------- ------------------------- ----------------------------- ----------------------------------

                                                      Ranges:                       Ranges:
                                                      --------                      --------
                                                            None                          None
                                                            $1-$10,000                    $1-$10,000
                                                            $10,001-$50,000               $10,001-$50,000
                                                            $50,001-$100,000              $50,001-$100,000
                                                            Over $100,000                 Over $100,000

--------------------------- ------------------------- ----------------------------- ----------------------------------
DISINTERESTED TRUSTEES
--------------------------- ------------------------- ----------------------------- ----------------------------------
David N. Dinkins                                                                                  None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                    None
--------------------------- ------------------------- ----------------------------- ----------------------------------
Peter E. Guernsey                                                                                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                    None
--------------------------- ------------------------- ----------------------------- ----------------------------------
John I. Howell                                                                              $10,001 - $50,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                  $10,001 - $50,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                    None
--------------------------- ------------------------- ----------------------------- ----------------------------------
Peter S. Knight                                                                                   None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                    None
--------------------------- ------------------------- ----------------------------- ----------------------------------
William L. Means                                                                              $1 - $10,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                $1 - $10,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
Clarence F. Michalis                                                                          Over $100,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                Over $100,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
Hermann C. Schwab                                                                                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                    None
--------------------------- ------------------------- ----------------------------- ----------------------------------
James D. Vaughn                                                                              Over $100,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities              $10,001-$50,000
--------------------------- ------------------------- ----------------------------- ----------------------------------

                                       26

--------------------------- ------------------------- ----------------------------- ----------------------------------

Interested Trustees
--------------------------- ------------------------- ----------------------------- ----------------------------------
Peter L. Clark                                                                              None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                    None
--------------------------- ------------------------- ----------------------------- ----------------------------------

         For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2004: [TO BE UPDATED
BY AMENDMENT.]

----------------------- --------------- ------------------ -------------- ----------------- -----------------
                            NAME OF
                          OWNERS AND
                        RELATIONSHIPS                         TITLE OF        VALUE OF         PERCENT OF
   NAME OF TRUSTEE        TO TRUSTEE         COMPANY           CLASS         SECURITIES          CLASS
----------------------- --------------- ------------------ -------------- ----------------- -----------------

David N. Dinkins             N/A               N/A              N/A             N/A               N/A
----------------------- --------------- ------------------ -------------- ----------------- -----------------
Peter E. Guernsey            N/A               N/A              N/A             N/A               N/A
----------------------- --------------- ------------------ -------------- ----------------- -----------------
John I. Howell               N/A               N/A              N/A             N/A               N/A
----------------------- --------------- ------------------ -------------- ----------------- -----------------
Peter S. Knight              N/A               N/A              N/A             N/A               N/A
----------------------- --------------- ------------------ -------------- ----------------- -----------------
William L. Means             N/A               N/A              N/A             N/A               N/A
----------------------- --------------- ------------------ -------------- ----------------- -----------------
Clarence F. Michalis         N/A               N/A              N/A             N/A               N/A
----------------------- --------------- ------------------ -------------- ----------------- -----------------
Hermann C. Schwab            N/A               N/A              N/A             N/A               N/A
----------------------- --------------- ------------------ -------------- ----------------- -----------------
James D. Vaughn              N/A               N/A              N/A             N/A               N/A
----------------------- --------------- ------------------ -------------- ----------------- -----------------

                                       27

TRUSTEES' COMPENSATION  [TO BE UPDATED BY AMENDMENT.]

         Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

         The following table sets forth information regarding compensation received by Trustees from the Trust and from the "Fund Complex" for the fiscal year ended October 31, 2004. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the
Trust and are compensated in their capacities as employees of Schroders and its affiliates):

                                           AGGREGATE
                                         COMPENSATION         TOTAL COMPENSATION FROM TRUST AND
            NAME OF TRUSTEE               FROM TRUST           FUND COMPLEX PAID TO TRUSTEES*

David N. Dinkins
Peter E. Guernsey
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab
James D. Vaughn

   *The Total Compensation shown in this column for each Trustee includes compensation for services as Trustee of the Trust, Schroder Series Trust
   ("SST") and Schroder Global Series Trust ("SGST"). The Trust, SST and SGST
   are considered part of the same "Fund Complex" for these purposes.

         The Trust's Trust Instrument provides that the Trust will indemnify its
Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, except if it is determined in the manner specified in the Trust
Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the
Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust by-laws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee or any determination that the
Trustee is an "audit committee financial expert." The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

         Schroders (together with its predecessors) has served as the investment adviser for each of the Funds since its inception. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S.
Holdings Inc. (or their predecessors) have been investment managers since 1927.
Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder
International Holdings, which is a wholly owned subsidiary of Schroder plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of June 30,

                                       28

2004, had under management assets of approximately $181 billion. Schroder's address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

         Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Investment Management North America Inc.

INVESTMENT ADVISORY AGREEMENTS

         INVESTMENT ADVISORY AGREEMENTS. Under Amended and Restated Investment
Advisory Agreements (the "Advisory Agreements") between the Trust and Schroders,
Schroders, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund.

         Under the Advisory Agreements, Schroders is required to regularly provide the Funds with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various
Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and By-laws, and of the
Investment Company Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the
Trustees may from time to time establish.

         Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trust.
Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroders pays the Trust's office rent.

         Under the Advisory Agreements, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         The Advisory Agreements provide that Schroders shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

         The Advisory Agreements may be terminated without penalty by vote of the Trustees as to any Fund, by the shareholders of that Fund, or by Schroder, on 60 days' written notice. Each Advisory

                                       29

Agreement also terminates without payment of any penalty in the event of its assignment. In addition, each Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s), and each Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment
Company Act.

         SUBADVISORY AGREEMENTS. In February 2004, the Board of Trustees of the
Trust approved an arrangement whereby Schroders would retain Schroder Investment
Management North America Limited ("SIMNA Ltd.") to serve as sub-adviser to
Schroder International Fund. In connection therewith, the Board approved an
Investment Subadvisory Agreement between Schroder, SIMNA Ltd. and the Trust on behalf of Schroder International Fund (the "Subadvisory Agreement"). This
agreement went into effect on April 1, 2004.

         Under the Subadvisory Agreement relating to the International Fund, subject to the oversight of the Board and the direction and control of
Schroders, SIMNA Ltd. will be required to provide on behalf of the Fund the portfolio management services required of Schroders under the Fund's Advisory
Agreement. Accordingly, SIMNA Ltd. will be required to regularly provide the
Fund with investment research, advice, and supervision and furnish continuously investment programs consistent with the investment objectives and policies of the Fund, and determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Trust
Instrument and By-laws, and of the Investment Company Act, and to the Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

         For the services to be rendered by SIMNA Ltd., Schroders (and not the
Trust or the Fund) will pay to SIMNA Ltd. a monthly fee in an amount equal to twenty-five percent (25%) of all fees actually paid by each Fund to Schroders for such month under the Fund's Investment Advisory Agreement, provided that
SIMNA Ltd.'s fee for any period will be reduced such that SIMNA Ltd. will bear twenty-five percent (25%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period.

         The Subadvisory Agreement provides that SIMNA Ltd. shall not be subject to any liability for any error of judgment or for any loss suffered by the Trust or Schroders in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

         The Subadvisory Agreement relating to the Fund may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the
Fund on 60 days' written notice to SIMNA Ltd., (ii) by Schroders on 60 days'
written notice to SIMNA Ltd. or (iii) by SIMNA Ltd. on 60 days' written notice to Schroders and the Trust. The Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment. The Subadvisory
Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

         RECENT INVESTMENT ADVISORY FEES. The following table sets forth the investment advisory fees paid by each of the Funds during the fiscal years ended
October

                                       30

31, 2004, October 31, 2003 and October 31, 2002. The fees listed in the following table reflect reductions pursuant to expense limitations and/or fee waivers in effect during such periods. [TO BE PROVIDED BY AMENDMENT.]

FUND                            INVESTMENT ADVISORY FEES     INVESTMENT ADVISORY FEES     INVESTMENT ADVISORY FEES
                               PAID FOR FISCAL YEAR ENDED   PAID FOR FISCAL YEAR ENDED   PAID FOR FISCAL YEAR ENDED
                                        10/31/04                     10/31/03                     10/31/02

Schroder U.S. Opportunities                                           $75,132                      $210,072
Fund
Schroder International Fund                                             $0                               $0
Schroder U.S. Large Cap                                                 $0                         $72,471
Equity Fund

         WAIVED FEES. For the periods shown above, a portion of the advisory fees payable to Schroders were waived in the following amounts pursuant to expense limitations and/or fee waivers observed by Schroders for the noted Fund during such periods.

FUND                             FEES WAIVED DURING FISCAL    FEES WAIVED DURING FISCAL    FEES WAIVED DURING FISCAL
                                    YEAR ENDED 10/31/04          YEAR ENDED 10/31/03          YEAR ENDED 10/31/02

Schroder U.S. Opportunities                                           $124,819                      $6,743
Fund
Schroder International Fund                                           $115,084                     $100,259
Schroder U.S. Large Cap                                                $94,951                      $27,823
Equity Fund

         Recent Subadvisory Fees. For the fiscal year ended October 31, 2004, pursuant to the applicable Subadvisory Agreement, Schroder International Fund
paid a subadvisory fee of $[ ] to SIMNA Ltd.

TRUSTEES' APPROVAL OF ADVISORY AGREEMENTS

         In determining to approve the most recent annual extension of the
Funds' Advisory Agreements (each an "Advisory Agreement") with Schroders, the
Trustees met over the course of the Trust's most recent year with the relevant investment advisory personnel and considered information provided by Schroders relating to the education, experience and number of investment professionals and other personnel providing services under the Advisory Agreements. For more information on these personnel of Schroders responsible for the management of the Funds, see the Section entitled "Management of the Funds" in the Prospectus.
The Trustees also took into account the time and attention devoted by senior management to the Funds. The Trustees evaluated the level of skill required to manage the Funds. The Trustees also considered the business reputation of
Schroders and its financial resources.

         The Trustees received information concerning the investment processes applied by Schroders in managing the Funds, as disclosed in the Prospectus. In this connection, the Trustees considered the research capabilities of Schroders.

                                       31

         The Trustees considered the scope of the services provided by Schroder to the Funds under the Advisory Agreements relative to services provided by other third parties to other mutual funds and the standard of care applicable to
Schroders under the respective agreements.

         The Trustees considered the quality of the services provided by
Schroder to the Funds, including various changes in personnel, the level of skill required to manage the Funds, and the time and attention devoted by senior management to the Funds. The Trustees evaluated the records of Schroders with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of Schroders designed to fulfill their fiduciary duties to the Funds with respect to possible conflicts of interest, including the Code of Ethics of Schroders (regulating the personal trading of its officers and employees), the procedures by which Schroders allocates trades among its various investment advisory clients and the record of
Schroders in these matters.

         During the year, the Trustees also considered information relating to the investment performance of the Funds relative to their respective performance benchmark(s) and relative to funds managed similarly by other advisers. The
Trustees reviewed performance over various periods, including one-, five- and ten-year calendar year periods (as disclosed in the Prospectus), as well as factors identified by Schroders as contributing to performance. The Trustees concluded that the scope and quality of the services provided by Schroders, as well as the investment performance of the Funds, was sufficient, in light of market conditions, performance attribution, the resources dedicated by Schroders and their integrity, their personnel and systems, and their respective financial resources, to merit reapproval of the Advisory Agreements for another year.

         In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Advisory Agreement. The Trustees reviewed information, including information supplied by other third parties, concerning fees paid to investment advisers of similarly-managed funds. The
Trustees evaluated the profitability of Schroders with respect to the Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive."

         Based on the foregoing, the Trustees concluded that the fees to be paid
Schroders under the Advisory Agreements were fair and reasonable, given the scope and quality of the services rendered by Schroder.

         As noted above, in February 2004 the Board of Trustees of the Trust approved the Subadvisory Agreement between Schroders, SIMNA Ltd. and the Trust on behalf of Schroders International Fund, which went into effect on April 1,
2004. In voting to approve the Subadvisory Agreement, the Trustees considered that Deborah Chaplin and Sheridan Reilly, key members of the portfolio management team responsible for the Schroder International Fund, would be retiring, that SIMNA Ltd. is an affiliate and also subadvises the Schroder North
American Equity Fund and subadvised the Schroder Emerging Markets Fund, which has since been liquidated. The Trustees also reviewed the qualifications and expertise of the proposed portfolio management team for the Schroder
International Fund and considered that the terms of the Subadvisory Agreement were substantially similar to the subadvisory agreement relating to the Schroder
North American Equity Fund and the Schroder Emerging Markets Fund. The Trustees
also considered that the Subadvisory Agreement would not result in any changes in the advisory fee or other expenses payable by the Fund, and that Schroders would pay SIMNA Ltd. a monthly fee in an amount equal to twenty-five percent of all fees actually paid by the Fund to Schroders under the Advisory Agreements.

                                       32

ADMINISTRATIVE SERVICES

         On behalf of each Fund (except Schroder U.S. Large Cap Equity Fund), the Trust has entered into an administration agreement with Schroder Fund
Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Funds, including: (1)
preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Funds, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent auditors, legal counsel and others.
Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroders and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

         For providing administrative services, Schroder Fund Advisors Inc. is entitled to receive a monthly fee at the following annual rates (based upon each
Fund's average daily net assets): 0.225% with respect to Schroder International
Fund; and 0.25% with respect to Schroder U.S. Opportunities Fund. The administration agreement is terminable with respect to the Funds without penalty, at any time, by the Trustees upon 60 days' written notice to Schroder
Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days' written notice to the Trust.

         Effective November 5, 2001, the Trust entered into a sub-administration and accounting agreement with SEI Investments Global Fund Services (formerly SEI
Investments Mutual Funds Services) ("SEI"). Under that agreement, as amended, the Trust, together with all mutual funds managed by Schroders, pays fees to SEI based on the combined average daily net assets of all the funds in the Schroders complex, according to the following annual rates: 0.15% on the first $300 million of such assets, and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses. The sub-administration and accounting agreement is terminable by either party upon six (6) months written notice to the other party. The sub-administration and accounting agreement is terminable by either party in the case of a material breach.

         RECENT ADMINISTRATIVE FEES. During the three most recent fiscal years, the Funds paid the following fees to Schroder Fund Advisors Inc. and SEI pursuant to the administration agreements in place during such periods. The fees listed in the following table reflect reductions pursuant to fee waivers and expense limitations in effect during such periods. [TO BE PROVIDED BY
AMENDMENT.]

FUND                             ADMINISTRATION FEES          ADMINISTRATION FEES          ADMINISTRATION FEES
                                 PAID FOR FISCAL YEAR         PAID FOR FISCAL YEAR         PAID FOR FISCAL YEAR
                                    ENDED 10/31/04               ENDED 10/31/03               ENDED 10/31/02

Schroder U.S.                                               Schroder Fund Advisors       Schroder Fund Advisors
Opportunities Fund                                          Inc.                         Inc.
                                                            $99,976                      $107,942

                                                            SEI                          SEI
                                                            $147,939                     $62,241

Schroder International                                      Schroder Fund Advisors       Schroder Fund Advisors
Fund                                                        Inc.                         Inc.
                                                            $12,822                      $27,809

                                                            SEI                          SEI
                                                            $21,127                      $18,048

                                       33

Schroder U.S. Large Cap                                     Schroder Fund Advisors       Schroder Fund Advisors
Equity Fund                                                 Inc.                         Inc.
                                                            $0                           $0

                                                            SEI                          SEI
                                                            $30,259                      $19,236

DISTRIBUTOR

         Pursuant to a Distribution Agreement with the Trust, Schroder Fund
Advisors Inc. (the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New
York 10022, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroders and its
Affiliates" for ownership information regarding the Distributor.

         SHAREHOLDER SERVICING PLAN FOR ADVISOR SHARES. Each Fund had previously adopted a Shareholder Servicing Plan (the "Service Plan") for its Advisor
Shares. Effective June 23, 2000, the Advisor Shares of each Fund were recapitalized to Investor Shares, such that no Fund presently has any Advisor
Shares outstanding. None of the Funds made payments under the Service Plan during the past three fiscal years.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         ALLOCATION. Schroders may deem the purchase or sale of a security to be in the best interest of a Fund or Funds as well as other clients of Schroder. In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, such transactions will be allocated among the clients in a manner believed by Schroders to be fair and equitable and consistent with its fiduciary obligations to each client at an average price and commission. Generally, orders are allocated on a pro rata basis.

         BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United
States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

                                       34

         Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroders receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroders and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund. The investment advisory fee paid by a Fund is not reduced because Schroders and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934,
as amended (the "Securities Exchange Act"), and by the Advisory Agreements,
Schroders may cause a Fund to pay a broker that provides brokerage and research services to Schroders an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroders' authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

         SIMNA Ltd., in its capacity as subadviser to Schroder International
Fund, observes substantially the same allocation and brokerage and research policies and practices as those observed by Schroders described above.

         OTHER PRACTICES. Schroders and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds' trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in a Fund. The following tables show the aggregate brokerage commissions paid for the three most recent fiscal years with respect to each Fund that incurred brokerage costs. [TO BE PROVIDED BY AMENDMENT.]

FUND                            BROKERAGE COMMISSIONS PAID   BROKERAGE COMMISSIONS PAID   BROKERAGE COMMISSIONS PAID
                                 DURING FISCAL YEAR ENDED     DURING FISCAL YEAR ENDED     DURING FISCAL YEAR ENDED
                                         10/31/04*                    10/31/03*                    10/31/02*

Schroder U.S. Opportunities                                           $343,672                     $164,416
Fund
Schroder International Fund                                            $9,591                       $40,283
Schroder U.S. Large Cap                                                $11,234                      $30,520
Equity Fund

     o    Any materially significant difference between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that Fund for either of the two previous fiscal

                                       35

          years is due to a significant decrease (or increase) in the size of the Fund and/or the volatility of the relevant market for the Fund.

         The following table shows information regarding Fund transactions placed with brokers and dealers during the fiscal year ended October 31, 2004 identified as having been executed on the basis of research and other services provided by the broker or dealer.

------------------------------------- ----------------------------------- -----------------------------------
                FUND                          TOTAL DOLLAR VALUE                COMMISSIONS PAID WITH
                                             OF SUCH TRANSACTIONS            RESPECT TO SUCH TRANSACTIONS
------------------------------------- ----------------------------------- -----------------------------------

Schroder U.S. Large Cap Equity Fund
------------------------------------- ----------------------------------- -----------------------------------
Schroder U.S. Opportunities Fund
------------------------------------- ----------------------------------- -----------------------------------
Schroder International Fund
------------------------------------- ----------------------------------- -----------------------------------

DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange
(normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.
For purposes of determining net asset value, options and futures contracts traded on a securities exchange or board of trade may be valued as of a time that is up to 15 minutes after the close of trading on the New York Stock
Exchange.

         The Trustees have established procedures for the valuation of a Fund's securities, which are summarized below.

         Equities listed or traded on a domestic or foreign stock exchange for which last sales information is regularly reported are valued at their last reported sales prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of closing bid and ask prices
("mid-market price") or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. In the case of securities traded primarily on the National Association of Securities Dealers' Automated Quotation
System ("NASDAQ"), the NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors.

         Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debts instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, a form of fair valuation, unless Schroders believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

                                       36

         Options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price (the average of the last reported bid and asked prices). Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price (the average of the most recently reported bid and asked prices).

         All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar as of the close of trading on the New York
Stock Exchange.

         Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services approved by the
Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities.

         If any securities held by a Fund are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

         Generally, trading in certain securities (such as foreign securities)
is substantially completed each day at various times prior to the close of the
New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the
Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair values.

         The Schroder International Fund uses FT-Interactive Data ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Schroder International Fund based on certain factors and methodologies applied by FT in the event that there is movement in the U.S.
market that exceeds a specific threshold established by the Fair Value Committee
(the "Fair Value Committee"), designated by the Funds' Trustees, in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. In consultation with the Trustees, the Fair Value Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Fair Value Committee is exceeded on a specific day, the Schroder International Fund shall value non-U.S. securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by FT.

         The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each
Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class.

                                       37

REDEMPTION OF SHARES

Each Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. In the case of Schroder U.S. Large Cap Equity Fund and Schroder U.S. Opportunities Fund the
fee applies only to shares purchased on or after May 1, 2004.

The redemption fee may be waived, Schroders' sole discretion, for certain categories of redemptions that do not raise short-term trading concerns. These categories include but are not limited to the following: shares held in employer-sponsored retirement accounts (such as 401(k), 403(b), Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension accounts), or shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to IRAs, and may also apply to shares in retirement plans held in broker omnibus accounts.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds have no arrangements with any person to permit frequent purchases and redemptions of the Funds' shares.

TAXES

         Each Fund intends to qualify each year and elect to be taxed as a
"regulated investment company" (a "RIC") under Subchapter M of the United States
Internal Revenue Code of 1986, as amended (the "Code").

         As a RIC qualifying to have its tax liability determined under
Subchapter M, a Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

         In order to qualify as a RIC, a Fund must, among other things, (a)
derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than the U.S. Government or other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt interest income, and the

                                       38

excess, if any, of net short-term capital gains over net long-term capital losses for such year. Each Fund intends to make such distributions.

         If a Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not presently subject to tax under Subchapter M), that Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by that Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is
60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the
181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise)
to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a passive foreign investment company.

         In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such
Fund's shares. In any event, if the aggregate qualified dividends received by a
Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends)
will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

         Distributions designated by a Fund as deriving from net gains on capital assets held for more than one year will be taxable to you as long-term capital gains, regardless of how long you have held the shares.

                                       39

         Distributions will be taxable to you as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by each of the Funds for the preceding year. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the
Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment.
Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         Upon the disposition of shares of a Fund (whether by sale, exchange, or redemption), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. For taxable years beginning on or before December 31, 2008, long-term capital gains will generally be taxed at a rate of 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year, and otherwise as short-term capital loss. However, any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, any loss realized on a taxable disposition of shares will be disallowed to the extent that you replace the disposed of shares with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.

         With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

         If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders would include in gross income from foreign sources their pro rata share of such taxes. Shareholders then may take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else deduct such foreign taxes as an itemized deduction from gross income, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement).

         If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which

                                       40

may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

         A Fund is generally required to withhold a percentage of certain of your dividends and other cash distributions if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back-up withholding at a rate of 28%
through 2010. The backup withholding rate will be 31% for amounts paid thereafter.

         Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.
Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

         The foregoing discussion is primarily a summary of certain federal income tax consequences of investing in a Fund based on the law as of the date of this SAI. The discussion does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

PRINCIPAL HOLDERS OF SECURITIES

         To the knowledge of the Trust, as of [ ], 2005, no person owned beneficially more than 5% of the outstanding voting securities of any Fund, except as indicated on Appendix A hereto. The Trust is not aware of any person that may control a Fund.

         To the knowledge of the Trust, as of [ ], 2005, the Trustees of the
Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

                                       41

CUSTODIAN

         JP Morgan Chase Bank, 270 Park Avenue, New York, New York ("Chase"), is
the custodian of the assets of each Fund. The custodian's responsibilities include safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a
Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell. Prior to November 5,
2001, State Street served as custodian to each of the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy,
Massachusetts 02171, is the Trust's registrar, transfer agent, and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provides audit services, and tax return preparation services.
Their address is Two Commerce Square, Suite 1700, 2001 Market Street,
Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

         The Trust, Schroders, and Schroder Funds Advisors Inc., the Trust's
distributor, have each adopted a combined Code of Ethics, and SIMNA Ltd. has adopted a Code of Ethics, pursuant to the requirements of Rule 17j-1 of the
Investment Company Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics have been filed as exhibits to the Trust's Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

         The Trust has delegated authority and responsibility to vote any proxies relating to voting securities held by the Funds to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders' proxy voting policies and procedures is attached as Appendix C to this SAI.

LEGAL COUNSEL

         Ropes & Gray LLP, One International Place, Boston, Massachusetts
02110-2624, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

         Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Trust Instrument disclaims shareholder liability for acts or obligations of the
Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees.
The Trust's Trust Instrument provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring

                                       42

financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

[FINANCIAL STATEMENTS TO BE FILED BY AMENDMENT.]

                                       43

                                   APPENDIX A

                          HOLDERS OF OUTSTANDING SHARES

To the knowledge of the Trust, as of October 31, 2004, no person owned of record, or was known to the Trust to own beneficially, 5% or more of the outstanding Investor Shares of any Fund, except as set forth below.

----------------------------------------------------------------------------------------------------------------------

Record or Beneficial Owner                                           Percentage of Outstanding Investor Shares Owned

----------------------------------------------------------------------------------------------------------------------

SCHRODER U.S. OPPORTUNITIES FUND

----------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                                                32.77%
Special Cust AC for the Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

----------------------------------------------------------------------------------------------------------------------
JP Morgan Chase                                                                           9.27%
Mutual Funds Section
14221 Dallas Parkway
7-2-JIP-138
Dallas, TX  75254-2916
----------------------------------------------------------------------------------------------------------------------
Fidelity Investments Institutional                                                       12.30%
Operations Co. Inc. (FIIC) as Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1999
----------------------------------------------------------------------------------------------------------------------
National Financial Services Corp.                                                        13.38%
For Exclusive Benefit of Customers
Attn: Mutual Funds Dept., 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
----------------------------------------------------------------------------------------------------------------------
Vanguard Fiduciary Trust Company                                                          5.76%
PO Box 2600
K14 Attn: Outside Funds
Valley Forge, PA 19482-2600
----------------------------------------------------------------------------------------------------------------------

                                      B-1

SCHRODER U.S. LARGE CAP EQUITY FUND

----------------------------------------------------------------------------------------------------------------------

Security Nominees Inc.                                                                   11.90%
1 State Street
New York, NY 10004-1417
----------------------------------------------------------------------------------------------------------------------
Blush & Co                                                                               12.94%
PO Box 976
New York, NY 10268-0976
----------------------------------------------------------------------------------------------------------------------

SCHRODER INTERNATIONAL FUND

----------------------------------------------------------------------------------------------------------------------
J. Henry Schroder Bank AG                                                                5.04%
Sub Acc New Star Trust
Central 2
8021 Zurich, Switzerland
----------------------------------------------------------------------------------------------------------------------
Schroder US Holdings, Inc.                                                               78.89%
22 Church Street
Hamilton, Bermuda HM11
----------------------------------------------------------------------------------------------------------------------

                                      B-2

                                   APPENDIX B

                    FIXED INCOME AND COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                      B-3

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months.
The ratings apply to Municipal Commercial Paper as well as taxable Commercial
Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations.
Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                                      B-4

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and
"C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

                                      B-5

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than
365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation
"1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. ("FITCH")

FIXED INCOME SECURITY RATINGS

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and
"AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality.
The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                      B-6

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the
"F-1+" and "F-1 " categories.

                                      B-7

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

FIXED INCOME SECURITIES

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.
Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

CERTIFICATES OF DEPOSIT RATINGS

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

                                      B-8

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company
Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation.
Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                                      B-9

                                   APPENDIX C

                SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
            POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS
           OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management Company North America
Inc.'s ("Schroders") policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule
30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6
requires that Schroders:

     o    Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

     o    Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

     o    Disclose their proxy voting policies and procedures in their registration statements and

     o    Annually, file with the SEC and make available to shareholders their actual proxy voting.

(A)      PROXY VOTING GENERAL PRINCIPLES

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders'

                                      C-1

Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders' positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services.
ISS's primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS's and others' recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders's clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

     o    Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with
          Schroders;

     o    A proponent of a proxy proposal has a client relationship with
          Schroders;

     o    A proponent of a proxy proposal has a business relationship with
          Schroders;

     o    Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

     o    Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the
          Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

     o    Non-Routine Proxy Proposals: Proxy proposals that are "non-routine"
          will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of

                                      C-2

          incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans).
          If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows:

         A. If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

         B. If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

         C. If the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schorders' own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

         D. If the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then
Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or
(c) obtain approval of the decision from the Chief Compliance Officer and the
Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

         The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule
30b1-4:

                                      C-3

          For each matter on which a fund is entitled to vote:

     o    Name of the issuer of the security;

     o    Exchange ticker symbol;

     o    CUSIP number, if available;

     o    Shareholder meeting date;

     o    Brief summary of the matter voted upon;

     o    Source of the proposal, i.e., issuer or shareholder;

     o    Whether the fund voted on the matter;

     o    How the fund voted; and

     o    Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds'
actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

                                      C-4

PART C: OTHER INFORMATION

ITEM 22. EXHIBITS.

(a) Trust Instrument of Registrant as Amended and Restated as of February 5,
2002 (see Note 7).

(b) Bylaws of Registrant Amended and Restated as of December 9, 2003, October 4,
2004 and December 7, 2004 is filed herewith.

(c) See the following Articles and Sections in the Trust Instrument filed as
Exhibit (a): Article II, Sections 2.03, 2.04, 2.06, 2.08, 2.09, 2.10, 2.11;
Article III, Section 3.08; Article VII; Article IX; and Article X, Section
10.03.

(d) (i) Form of Amended and Restated Investment Advisory Agreement between the
Trust and SIM N.A. dated as of September 15, 1999, with respect to Schroder U.S.
Large Cap Equity Fund (formerly, "Schroder U.S. Diversified Growth Fund") (see
Note 4).

(ii) Form of Amended and Restated Investment Advisory Agreement between the
Trust and SIM N.A. dated as of September 15, 1999, with respect to Schroder U.S.
Opportunities Fund (formerly, "Schroder U.S. Smaller Companies Fund") and
Schroder International Fund (see Note 4).

(iii) Subadvisory Agreement among the Trust, SIM N.A. and SIM N.A. Ltd. with respect to Schroder International Fund is filed herewith.

(e) Form of Distribution Agreement between the Trust and Schroder Fund Advisors
Inc. dated as of September 15, 1999 (see Note 4).

(f) Not Applicable.

(g) Global Custody Agreement between the Trust and The Chase Manhattan Bank dated as of November 5, 2001 (see Note 7).

(h) (i) Administration Agreement between the Trust and Schroder Fund Advisors
Inc. dated November 26, 1996 and amended and restated as of June 1, 1998 (see
Note 5).

(ii) Sub-Administration and Accounting Agreement among the Trust, Schroder Fund
Advisors Inc. and SEI Investments Global Fund Services dated as of October 8,
2001 ("SEI Administration Agreement") (see Note 7).

(iv) Transfer Agency and Service Agreement between the Trust and State Street
Bank and Trust Company dated as of May 28, 1999 (see Note 3).

(v) Form of Delegation Amendment to Transfer Agency and Service Agreement
between the Trust and State Street Bank and Trust Company (see Note 8).

(vi) Expense Limitation Agreement between SIM N.A. and the Trust on behalf of
Schroder International Fund, Schroder U.S. Large Cap Equity Fund and Schroder
U.S. Opportunities Fund is filed herewith.

(i) Opinion of Morris, Nichols, Arsht & Tunnell (see Note 5).

(j) Consent of PricewaterhouseCoopers LLP is filed herewith.

(k) No financial statements were omitted from Item 22.

(l) Not Applicable.

(m) Distribution Plan with respect to Advisor Shares (see Note 1).

(n) Multiclass (Rule 18f-3) Plan adopted by Trust (see Note 2).

(o) (i) Power of Attorney for David N. Dinkins, John I. Howell, Peter S. Knight,
Alan M. Mandel, Catherine A. Mazza, William L. Means, Clarence F. Michalis, and
Hermann C. Schwab (see Note 6).

(ii) Power of Attorney for Peter E. Guernsey (see Note 4).

(iii) Power of Attorney for Peter L. Clark (see Note 9).

(iv) Power of Attorney for James D. Vaughn (see Note 9).

(p) (i) Code of Ethics for US Schroder Group is filed herewith.

(ii) Code of Ethics for SIMNA is filed herewith.

Notes:
-----

1. Exhibit incorporated by reference to Post-Effective Amendment No. 63 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on July 18, 1997, accession number 0001004402-97-000035.

2. Exhibit incorporated by reference to Post-Effective Amendment No. 65 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on January 27, 1998, accession number 0001004402-98-000053.

3. Exhibit incorporated by reference to Post-Effective Amendment No. 74 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on July 13, 1999, accession number 0001047469-99-027251.

                                      -2-

4. Exhibit incorporated by reference to Post-Effective Amendment No. 75 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on September 30,
1999, accession number 0001047469-99-037395.

5. Exhibit incorporated by reference to Post-Effective Amendment No. 76 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on February 29,
2000, accession number 0000912057-00-009074.

6. Exhibit incorporated by reference to Post-Effective Amendment No. 77 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on February 28,
2001, accession number 0000912057-01-006923.

7. Exhibit incorporated by reference to Post-Effective Amendment No. 78 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on January 29, 2002, accession number 0000950136-02-000239.

8. Exhibit incorporated by reference to Post-Effective Amendment No. 81 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on February 27,
2003, accession number 0000950136-03-000457.

9. Exhibit incorporated by reference to Post-Effective Amendment No. 82 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on February 27,
2004, accession number 0000950136-04-000602.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 24. INDEMNIFICATION.

Section 10.02 of the Registrant's Trust Instrument reads as follows:

"(a) Subject to the exceptions and limitations contained in subsection 10.02(b):

"(i) every person who is, or has been, a Trustee or officer of the Trust
(hereinafter referred to as a "Covered Person") shall be indemnified by the
Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; "(ii) the words "claim,"
"action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                      -3-

"(b) No indemnification shall be provided hereunder to a Covered Person: "(i)
who shall have been adjudicated by a court or body before which the proceeding was brought: (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office; or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or "(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office: (A) by the court or other body approving the settlement; (B) by at least a majority of those
Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

"(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

"(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in
Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Subsection 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither
Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

------------------------------------
Section 3.16 of the Registrant's Bylaws provides:

"The conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, neither the determination that a
Trustee is an "audit committee financial expert" nor the knowledge, experience or other qualifications underlying such a determination shall result in that
Trustee being held to a

                                      -4-

standard of care that is higher than the standard that would be applicable in the absence of such a determination or such knowledge, experience or qualification, nor shall such a determination or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such a determination or such knowledge, experience or qualification. Any determination of whether a Trustee has complied with any applicable standard of care, including without limitation any standard of care set out in any constituent document of the Trust, and any determination of whether a Trustee shall be entitled to indemnification pursuant to any provision of the Trust Instrument or these Bylaws, shall be made in light of and based upon the provisions of this paragraph, and any person serving as
Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal."

Section 3.17 of the Registrant's Bylaws provides:

"The Trust shall to the fullest extent legally permissible indemnify each person who is or was a Trustee against all liabilities, costs and expenses reasonably incurred by such person in connection with or resulting from any action, suit or proceeding, whether civil, criminal, administrative or investigative, brought by any governmental or self-regulatory authority, including without limitation any formal or informal investigation into possible violations of law or regulation initiated by any governmental body or self-regulatory authority, in which such person may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of he or she having been a Trustee, or by reason of any action taken or not taken in such capacity, except to the extent prohibited by the Trust Instrument. Any person serving as Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal or any proceeding related to any period prior to such amendment or removal."

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

(a) Schroder Investment Management North America Inc. The directors and officers of Schroder Investment Management North America Inc. ("SIM N.A.") have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors, officers or employees of SIM
N.A. or certain of its corporate affiliates, except the following, whose principal occupations during that period, other than as directors or officers of
SIM N.A. or certain of its corporate affiliates, are as follows: Christopher
Garland, Senior Vice President of SIM N.A., formerly Program/Project Manager at
Pragmatech, prior to that Project Manager at Witness Systems, and prior to that
Managing Member of Care Carolina LLC; Daniel Scholl, Senior Vice President of
SIM N.A. and Portfolio Manager, formerly Director and Portfolio Manager (US
Fixed Income) at Morgan Grenfell/Deutsche Asset Management; Richard Watt,
Executive Vice President, SIM N.A., formerly Managing Director - Head of
Emerging Markets Client Services at Credit Suisse Asset Management; Mark
Hemenetz, Executive Vice President and Director of SIM N.A., formerly Division
Head - Fixed Income Management at the

                                      -5-

Bank of New York; Jenny B. Jones, Executive Vice President of SIM N.A., who was
formerly an Executive Director and Portfolio Manager at Morgan Stanley
Investment Advisors, Inc.; David Baldt, Executive Vice President of SIM N.A.,
who was formerly Managing Director and Chief Investment Officer of U.S. active fixed income at Deutsche Asset Management; James Foster, Director and Executive
Vice President of SIM, N.A., who was formerly Senior Vice President at Mellon
Institutional Asset Management; Christopher Cook, Senior Vice President of SIM
N.A., who was formerly an SR Institutional Account Executive at Strong Capital
Management; Anthony Williams, Senior Vice President of SIM N.A., who was
formerly Vice President and Institutional Sales Manager at AmSouth Asset
Management, prior to that Relationship Manager at Dresdner RCM Global Investors;
John Eric Nelson, Senior Vice President of SIM N.A., who was formerly a Managing
Director at Merrill Lynch Investment Managers; John Harrington, Senior Vice
President of SIM N.A., who was formerly a Product Manager and Portfolio Manager at Wellington Management; and Virginie Maisonnueve, Director of SIM N.A., who
was formerly a Director and Co-Chief Investment Officer at Clay Finlay.

The addresses of certain corporate affiliates of SIM N.A. are as follows:
Schroder Investment Management North America Limited, Schroder Ltd., and
Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United Kingdom.
Each of Schroder Investment Management Limited, Schroder Investment Management
(UK) Limited, Schroder Investment Management (Europe), Korea Schroder Fund
Management Limited and Schroder Personal Investment Management, is located at 33
Gutter Lane, London EC2V 8AS United Kingdom. Schroder Investment Management
(Singapore) Limited is located at #47-01 OCBC Centre, Singapore. Schroder
Investment Management (Hong Kong) Limited is located at 8 Connaight Place, Hong
Kong. Schroder Investment Management (Australasia) Limited is located at 225
George Place, Sydney, Australia. PT Schroder Investment Management Indonesia is
located at Lippo Plaza Bldg., 25 Jakarta, 12820. Schroders (C.I.) Limited is
located at St. Peter Port, Guernsey, Channel Islands, GY1 3UF. Schroder
Properties Limited is located at Senator House, 85 Queen Victoria Street, London
EC4V 4EJ, United Kingdom.

(b) Schroder Investment Management North America Limited. The directors and officers of Schroder Investment Management North America Limited ("SIM N.A.
Ltd.") have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors, officers or employees of SIM N.A. Ltd. or certain of its corporate affiliates, except the following, whose principal occupations during that period, other than as directors or officers of SIM N.A. Ltd. or certain of its corporate affiliates, are as follows: Sheridan Reilly, Executive Vice President of SIM N.A. Ltd., who
was formerly at Ivy Management, Inc.

The address of SIM N.A. Ltd. is 31 Gresham St., London EC2V 7QA, United Kingdom.

The addresses of certain corporate affiliates of SIM N.A. Ltd. are as follows:
Schroder Investment Management North America Inc. and Schroder Fund Advisors
Inc. are located at 875 Third Avenue, 22nd Floor, New York, NY 10022. Schroder
Ltd. and Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United
Kingdom.

                                      -6-

Each of Schroder Investment Management Limited, Schroder Investment Management
(UK) Limited, Schroder Investment Management (Europe), Korea Schroder Fund
Management Limited and Schroder Personal Investment Management, is located at 33
Gutter Lane, London EC2V 8AS United Kingdom. Schroder Investment Management
(Singapore) Limited is located at #47-01 OCBC Centre, Singapore. Schroder
Investment Management (Hong Kong) Limited is located at 8 Connaight Place, Hong
Kong. Schroder Investment Management (Australasia) Limited is located at 225
George Place, Sydney, Australia. PT Schroder Investment Management Indonesia is
located at Lippo Plaza Bldg., 25 Jakarta, 12820. Schroders (C.I.) Limited is
located at St. Peter Port, Guernsey, Channel Islands, GY1 3UF. Schroder
Properties Limited is located at Senator House, 85 Queen Victoria Street, London
EC4V 4EJ, United Kingdom.

ITEM 26. PRINCIPAL UNDERWRITERS.

(a) Schroder Fund Advisors Inc., the Registrant's principal underwriter, also serves as principal underwriter for Schroder Series Trust and Schroder Global
Series Trust.

(b) Following is information with respect to each officer and director of
Schroder Fund Advisors Inc., the Distributor of the Trust's shares:

------------------------------------- ----------------------------------- -----------------------------------
Name and Principal                    Position and Office with            Position and Office with the Trust
Business Address*                     Underwriter
------------------------------------- ----------------------------------- -----------------------------------

Catherine A. Mazza                    Director                            None

------------------------------------- ----------------------------------- -----------------------------------
Mark A. Hemenetz                      Director and Chairman               President and Principal Executive
                                                                          Officer
------------------------------------- ----------------------------------- -----------------------------------
Barbara Brooke Manning                Director, Senior Vice President     Chief Compliance Officer
                                      and Chief Compliance Officer

------------------------------------- ----------------------------------- -----------------------------------
James Foster                          Director and President              None

------------------------------------- ----------------------------------- -----------------------------------
Alan M. Mandel                        Director, Treasurer, Chief          Treasurer, Principal Financial
                                      Operating Officer                   and Accounting Officer

------------------------------------- ----------------------------------- -----------------------------------
Mark J. Smith                         Director and Senior Vice            None
                                      President

------------------------------------- ----------------------------------- -----------------------------------
Carin F. Muhlbaum                     Director, Senior Vice President,    Vice President and Clerk
                                      Secretary and General Counsel

------------------------------------- ----------------------------------- -----------------------------------
Brendan Dunphy                        Assistant Vice President            None

------------------------------------- ----------------------------------- -----------------------------------
Evett Lawrence                        Associate                           None

------------------------------------- ----------------------------------- -----------------------------------

                                      -7-

 *The principal business address of each individual listed above is 875 Third
Avenue, 22nd Floor, New York, New York 10022, except for Mark J. Smith, whose business address is 31 Gresham St., London EC2V 7QA, United Kingdom.

 (c) Not Applicable.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section
31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of SIM N.A. (investment management records) and
Schroder Fund Advisors Inc. (administrator and distributor records), 875 Third
Avenue, New York, New York 10022, except that certain items are maintained at
J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017, at Boston
Financial Data Services, Inc., Two Heritage Drive, N. Quincy, Massachusetts
02171, and at SEI Investments Global Fund Services, One Freedom Valley Drive,
Oaks, Pennsylvania 19456.

ITEM 28. MANAGEMENT SERVICES.

None.

ITEM 29. UNDERTAKINGS.

Registrant undertakes to furnish upon request and without charge to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders relating to the fund to which the prospectus relates.

NOTICE

Notice is hereby given that this instrument is executed on behalf of the
Registrant by an officer of the Registrant as an officer and not individually and the obligations of the Registrant arising out of this instrument are not binding upon any of the trustees, officers, or shareholders of the Registrant individually but are binding only upon the assets and property of the
Registrant.

                                      -8-

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the
City of New York and the State of New York, on this 22nd day of December, 2004.

SCHRODER CAPITAL FUNDS (DELAWARE)

By:         /s/ Mark A. Hemenetz
            -----------------------------
Name:       Mark A. Hemenetz
Title:      President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this
Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on December 22nd, 2004.

Principal Executive Officer

By:         /s/ Mark A. Hemenetz
            -----------------------------
Name:       Mark A. Hemenetz
Title:      President and Principal Executive Officer

Principal Financial and Accounting Officer

By:         /s/ Alan M. Mandel
            -----------------------------
Name:       Alan M. Mandel
Title:      Treasurer, Principal Financial and Accounting Officer

*Peter L. Clark, Trustee
*David N. Dinkins, Trustee
*Peter E. Guernsey, Trustee
*John I. Howell, Trustee
*Peter S. Knight, Trustee
*William L. Means, Trustee
*Clarence F. Michalis, Trustee
*Hermann C. Schwab, Trustee
*James D. Vaughn, Trustee

By:         /s/ Alan M. Mandel
            -----------------------------
            Alan M. Mandel   Attorney-in-Fact*

*Pursuant to powers of attorney previously filed as exhibits to this
Registration Statement.

                                      -9-

Exhibit Index

(b) Bylaws of Registrant

(d)(iii) Investment Subadvisory Agreement

(h)(vi) Expense Limitation Agreement

(j) Consent of PricewaterhouseCoopers LLP

(p)(i) Code of Ethics of US Schroder Group

(ii) Code of Ethics of SIMNA

                                      -10-